Eaton Vance Tax-Managed Equity Asset Allocation Fund

Class A Shares - EAEAX Class B Shares - EBEAX Class C Shares - ECEAX Class I Shares - EIEAX

Eaton Vance Tax-Managed Global Dividend Income Fund

Class A Shares - EADIX Class B Shares - EBDIX Class C Shares - ECDIX Class I Shares - EIDIX

Eaton Vance Tax-Managed Global Small-Cap Fund

Class A Shares - ESVAX Class C Shares - ESVCX Class I Shares - ESVIX

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Class A Shares - EACPX Class B Shares - EBCPX Class C Shares - ECCPX

Eaton Vance Tax-Managed Small-Cap Fund

Class A Shares - ETMGX Class B Shares - EMMGX Class C Shares - ECMGX Class I Shares - EIMGX

Eaton Vance Tax-Managed Value Fund

Class A Shares - EATVX Class C Shares - ECTVX Class I Shares - EITVX
Mutual funds seeking long-term, after-tax returns for shareholders

Prospectus Dated
March 1, 2015
as revised December 4, 2015

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders.  Please save it for reference.

Table of Contents

Fund Summaries	3
Tax-Managed Equity Asset Allocation Fund	3
Tax-Managed Global Dividend Income Fund	7
Tax-Managed Global Small-Cap Fund	11
Tax-Managed Multi-Cap Growth Fund	15
Tax-Managed Small-Cap Fund	18
Tax-Managed Value Fund	21
Important Information Regarding Fund Shares	24
Investment Objectives & Principal Policies and Risks	25
Management and Organization	31
Valuing Shares	34
Purchasing Shares	34
Sales Charges	37
Redeeming Shares	40
Shareholder Account Features	41
Additional Tax Information	42
Financial Highlights	44
Tax-Managed Equity Asset Allocation Fund	44
Tax-Managed Global Dividend Income Fund	45
Tax-Managed Global Small-Cap Fund	47
Tax-Managed Multi-Cap Growth Fund	48
Tax-Managed Small-Cap Fund	50
Tax-Managed Value Fund	52
Further Information about the Portfolios	54

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Fund Summaries

Eaton Vance Tax-Managed Equity Asset Allocation Fund

Investment Objective

The Fund’s investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a combination of diversified tax-managed equity portfolios advised by Eaton Vance or its affiliates.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.   You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 37 of this Prospectus and page 25 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	n/a
Other Expenses (estimated for Class I)	0.11%	0.11%	0.11%	0.11%
Acquired Fund Fees and Expenses(1)	0.69%	0.69%	0.69%	0.69%
Total Annual Fund Operating Expenses	1.95%	2.70%	2.70%	1.70%
Advisory Fee Reduction (2)	(0.62)%	(0.62)%	(0.62)%	(0.62)%
Total Annual Fund Operating Expenses After Expense Reduction	1.33%	2.08%	2.08%	1.08%

(1)

Reflects the Fund’s allocable share of the advisory fees and other expenses of the Portfolios in which it invests.

(2)

Pursuant to the Fund’s investment advisory agreement, the Fund’s investment advisory fee is reduced by the Fund’s allocable portion of the advisory fees of the Portfolios in which it invests.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$703	$972	$1,262	$2,084	$703	$972	$1,262	$2,084
Class B shares	$711	$1,052	$1,319	$2,219	$211	$652	$1,119	$2,219
Class C shares	$311	$652	$1,119	$2,410	$211	$652	$1,119	$2,410
Class I shares	$110	$343	$595	$1,317	$110	$343	$595	$1,317

Portfolio Turnover

The Fund and the Portfolios in which it invests (see below) pay transaction costs, such as commissions, when they buy and sell securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 65% of its total assets in tax-managed portfolios sponsored by the Eaton Vance organization (“Tax-Managed Portfolios”) that primarily invest in common stocks of U.S. companies.  The Fund may invest up to 25% of its total assets in Tax-Managed Portfolios that primarily invest in small or emerging companies and up to 35% of its total assets in Tax-Managed Portfolios that primarily invest in foreign securities.  The Fund may also invest directly in preferred stocks and other

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

hybrid securities of U.S. and foreign issuers of any rating category, or unrated, as well as exchange-traded funds (“ETFs”) and other pooled investment vehicles as described below.

Under normal conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (the “80% Policy”), including up to 20% of its net assets in preferred stocks. The Fund may also invest directly in other hybrid securities (which have characteristics of equity and debt securities) and in ETFs and other pooled investment vehicles that invest in preferred stocks and similar instruments (“Preferred Funds”).   Preferred stocks and other hybrid securities may be issued predominantly by companies in the utilities and financial services sectors.  The Fund will at all times allocate its assets among at least three different Tax-Managed Portfolios and normally intends to invest in the five Tax-Managed Portfolios described below.

Tax-Managed Growth Portfolio.  Tax-Managed Growth Portfolio’s investment objective is to achieve long-term, after-tax returns for shareholders through investing in a diversified portfolio of equity securities.  The Portfolio invests primarily in common stocks of growth companies that are considered by the investment adviser to be high in quality and attractive in their long-term investment prospects.  Although it invests primarily in U.S. companies, the Portfolio may invest up to 25% of its assets in foreign securities.

Tax-Managed International Equity Portfolio.  Tax-Managed International Equity Portfolio’s investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of foreign equity securities.  The Portfolio invests primarily in common stocks of companies domiciled in countries represented in the MSCI Europe, Australasia, Far East (“MSCI EAFE”) Index.  The MSCI EAFE Index is an unmanaged index of approximately 900 companies located in twenty-one countries.  The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

Tax-Managed Multi-Cap Growth Portfolio.  Tax-Managed Multi-Cap Growth Portfolio’s investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities.  The Portfolio invests primarily in common stocks of growth companies that are attractive in their long-term investment prospects.  Although it invests primarily in U.S. companies, the Portfolio may invest up to 25% of its total assets in foreign securities.

Tax-Managed Small-Cap Portfolio.  Tax-Managed Small-Cap Portfolio’s investment objective is to achieve long-term, after-tax returns for its shareholders.  The Portfolio invests primarily in a diversified portfolio of common stocks of small-cap companies that, in the opinion of the investment adviser, are expected to achieve earnings growth over the long term that exceeds the average of all publicly-traded companies in the United States.  The portfolio manager generally considers small-cap companies to be companies having a market capitalization that falls:  (i) within or below the range of companies in either the current S&P SmallCap 600 Index or the Russell 2000 Index; or (ii) below the three-year average maximum market cap of companies in either index as of December 31 of the three preceding years.  The Portfolio normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies.  Although it invests primarily in U.S. companies, the Portfolio may invest up to 25% of its total assets in foreign securities.

Tax-Managed Value Portfolio.  Tax-Managed Value Portfolio’s investment objective is to achieve long-term, after-tax returns for its shareholders.  The Portfolio invests in a diversified portfolio of value stocks.  Value stocks are common stocks that, in the opinion of the investment adviser, are inexpensive relative to the overall stock market.  Although it invests primarily in common stocks of U.S. companies, the Portfolio may invest up to 25% of its total assets in foreign securities.

Eaton Vance has broad discretion to allocate and reallocate the Fund’s assets among the Tax-Managed Portfolios and other investments consistent with the Fund’s investment objective and policies.  In allocating the Fund’s assets, the portfolio managers seek to maintain broad diversification and to emphasize market sectors that Eaton Vance believes offer relatively attractive risk-adjusted return prospects, based on its assessment of current and future market trends and conditions. In addition, the buy and sell decisions for preferred stocks and other hybrid securities are also affected to a larger degree by the structure and features of the securities, the current and expected interest rate environment and regulatory actions relating to any specific security or class of security.  To the extent possible, adjustments in allocations among market sectors will be made in a tax-efficient manner, generally by investing Fund cash inflows into underweighted allocations and by withdrawing cash from overweighted allocations to reinvest in underweighted allocations. There can be no assurance that there will always be sufficient Fund cash inflows or available cash to alter the Fund’s asset allocation without tax consequences to shareholders.  Eaton Vance may be subject to certain conflicts of interest in fulfilling its duties to the Fund and each Portfolio.  In making allocation decisions, the portfolio managers must make determinations on the basis of the best interests of the Fund and its shareholders.  Additional information about the Portfolios can be found in each Portfolio’s Feeder Fund Summary Prospectus or in the Fund's Prospectus under “Further Information about the Portfolios.”

Principal Risks

Equity Investing Risk. The Fund’s shares may be sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole.  The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events.  Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels. Preferred stocks and other hybrid securities may also be sensitive to changes in interest rates; when interest rates rise, their value will generally fall.

Tax-Managed Investing Risk.  Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable tax rates. The Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation.  Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to equity mutual funds that are managed without regard to tax considerations, there can be no assurance about the size of taxable distributions to shareholders.

Foreign and Emerging Market Investment Risk. Because the Fund may invest a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country.  In emerging or less developed countries, these risks can be more significant.  Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries.  As a result, Fund share values may be more volatile than if the Fund invested only in developed markets.  Emerging market countries may have relatively unstable governments and economies.  Emerging market investments often are subject to speculative trading, which typically contributes to volatility.  Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political, economic and market risks.

Smaller Company Equity Risk. The stocks of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies.  Smaller, less seasoned companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record.  There may be generally less publicly available information about such companies than for larger, more established companies.

Real Estate Investment Trust Risk.  Real estate investment trusts (“REITs”) are subject to special risks associated with real estate.  Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Sector Risk.  Because the Fund may invest a significant portion of its assets in the utilities and financial services sectors, the value of Fund shares may be affected by events that adversely affect the utilities and financial services sectors and may fluctuate more than that of a more broadly diversified fund.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Securities Lending Risk.  Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates that exceed the costs involved.

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2014, the highest quarterly total return for Class A was 17.05% for the quarter ended September 30, 2009, and the lowest quarterly return was –22.76% for the quarter ended December 31, 2008.

Average Annual Total Return as of December 31, 2014	One Year	Five Years	Ten Years
Class A Return Before Taxes	0.89%	10.25%	6.35%
Class A Return After Taxes on Distributions	–0.43%	9.52%	5.80%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	1.61%	8.17%	5.17%
Class B Return Before Taxes	1.21%	10.45%	6.17%
Class C Return Before Taxes	5.21%	10.73%	6.18%
Class I Return Before Taxes	0.89%	10.25%	6.35%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)	12.56%	15.62%	7.94%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  Class I performance shown above for the period prior to September 11, 2015 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Eaton Vance Management (“Eaton Vance”).

Portfolio Managers

Lewis R. Piantedosi, Vice President of Eaton Vance, has managed the Fund since 2013.

John H. Croft, Vice President of Eaton Vance, has managed the Fund since June 2015.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 24 of this Prospectus.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Eaton Vance Tax-Managed Global Dividend Income Fund

Investment Objective

The Fund’s investment objective is to achieve after-tax total return for its shareholders.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 37 of this Prospectus and page 25 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.79%	0.79%	0.79%	0.79%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	n/a
Other Expenses	0.13%	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	1.17%	1.92%	1.92%	0.92%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$687	$925	$1,182	$1,914	$687	$925	$1,182	$1,914
Class B shares	$695	$1,003	$1,237	$2,048	$195	$603	$1,037	$2,048
Class C shares	$295	$603	$1,037	$2,243	$195	$603	$1,037	$2,243
Class I shares	$94	$293	$509	$1,131	$94	$293	$509	$1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 118% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to invest primarily in common stocks and, in the investment adviser’s discretion, preferred stocks of U.S. and foreign companies that pay dividends that qualify for federal income taxation at long-term capital gain rates (“tax-favored dividends”).  Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common and preferred stocks (the “80% policy”).  The Fund’s return is expected to consist primarily of tax-favored dividend income, although it will also seek capital appreciation.  The Fund may at times invest 25% or more of its total assets in each of the utilities and financial services sectors. Under normal market conditions, the Fund will invest (i) at least 30% of its net assets in securities issued by issuers located outside of the United States, which may include emerging market countries; and (ii) in issuers located in at least five different countries (including the United States). An issuer will be considered to be located outside the United States if it is domiciled in and tied economically to one or more non-U.S. countries and may include securities trading in the form of depositary receipts. The Fund may at times invest 25% or more of its total assets in each of the utilities and financial services sectors.

The Fund may invest up to 20% of its net assets in fixed-income securities, including corporate debt securities and convertible bonds and other hybrid securities other (other than preferred stocks) (“fixed-income securities”).  The Fund will invest not more than 30% of its net assets in fixed-income securities and preferred stocks rated below investment grade (i.e., rated below BBB

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

by Standard & Poor’s Ratings Services or Fitch Ratings, below Baa by Moody’s Investors Service, Inc. or, if unrated, determined to be of comparable quality by the investment adviser) (“junk bonds”), and may invest in securities in any rating category, including those in default.  For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.  The Fund may invest not more than 5% of its net assets in publicly traded real estate investment trusts.  The Fund may also lend its securities.

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies.  The Fund expects to use derivatives principally when seeking to hedge against fluctuations in currency exchange rates through the use of forward foreign currency exchange contracts and to seek to gain or limit exposure to certain markets through the use of futures contracts on securities indices, particularly in connection with engaging in the dividend capture trading strategy.  Permitted derivatives include:  the purchase or sale of forward or futures contracts; options on futures contracts; exchange-traded and over-the-counter options; interest rate swaps; equity collars and equity swap agreements; and credit derivatives including credit default swaps, total return swaps and credit options.  The Fund can engage in credit derivative transactions to an unlimited extent for hedging purposes.  Credit derivatives may also be used for non-hedging purposes provided that the notional value of such derivative investments does not exceed 5% of the value of preferred stocks held by the Fund.  There are no other stated limits on the Fund’s use of derivatives.  The Fund may also engage in covered short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part or for which liquid assets have been segregated).

In selecting securities, the Fund invests primarily in dividend-paying common stocks, and in the investment adviser’s discretion, preferred stocks of U.S. and foreign companies that the investment adviser believes may produce attractive levels of tax-favored dividend income and that are, in the opinion of the investment adviser, undervalued or inexpensive relative to other similar investments.  For its investments in common stocks, the Fund also seeks to invest in securities that the investment adviser believes have the potential for growth of income and capital appreciation over time.  For its investments in preferred stocks and fixed-income securities, the Fund will also take into consideration the interest rate sensitivity of the investments.  The investment adviser has broad discretion to allocate the Fund’s investments between common and preferred stocks and may at times choose not to allocate any assets to preferred stocks.  In addition to investing in stocks that pay tax-favored dividends, the Fund may also invest a portion of its assets in stocks and other securities that generate income taxable at ordinary income rates.  The Fund may seek to enhance the level of tax-favored dividend income it receives by engaging in dividend capture trading.  In a typical dividend capture trade, the Fund would buy a stock prior to its ex-dividend date and sell the stock at a point either on or after the ex-dividend date.

Buy and sell decisions are made by balancing investment considerations and tax considerations, and taking into account the taxes payable by shareholders in connection with distributions of investment income and net realized gains.  The Fund seeks to minimize income distributions and distributions of realized short-term gains that are taxed as ordinary income, as well as distributions of realized long-term gains (taxed as long-term capital gains).  Investment decisions are made primarily on the basis of fundamental research.  The portfolio managers utilize information provided by, and the expertise of, the investment adviser’s and sub-adviser’s research staff in making investment decisions.  In selecting stocks, the portfolio managers consider (among other factors) a company’s earnings or cash flow capabilities, dividend prospects and tax treatment of a company’s dividends, the strength of the company’s business franchises and estimates of the company’s net value.  The portfolio managers will normally consider selling or trimming securities when they become overvalued, represent too large a position in the portfolio, as a result of price declines that reach certain levels, when they identify other securities that may result in a better opportunity, or when fundamentals deteriorate and the original investment case is no longer valid.  In addition, the buy and sell decisions for preferred stocks and other hybrid securities are also affected to a larger degree by the structure and features of the securities, the current and expected interest rate environment and regulatory actions relating to any specific security or class of security.

Principal Risks

Equity Investing Risk. The Fund’s shares may be sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole.  The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events.  Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels. Preferred stocks may also be sensitive to changes in interest rates; when interest rates rise, their value will generally fall.

Tax-Managed Investing Risk.  Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable tax rates. The Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation.  Although the Fund expects

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to equity mutual funds that are managed without regard to tax considerations, there can be no assurance about the size of taxable distributions to shareholders.

Foreign and Emerging Market Investment Risk. Because the Fund can invest a significant portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country.  In emerging or less developed countries, these risks can be more significant.  Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries.  As a result, Fund share values may be more volatile than if the Fund invested only in developed markets.  Emerging market countries may have relatively unstable governments and economies.  Emerging market investments often are subject to speculative trading, which typically contributes to volatility.  Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political, economic and market risks.

Income Risk. The Fund’s ability to distribute income to shareholders will depend on the yield available on the common and preferred stocks and fixed-income securities held by the Fund.  Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income.

Dividend Capture Trading Risk. The use of dividend capture strategies will expose the Fund to higher portfolio turnover, increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Sector Risk.  Because the Fund may invest a significant portion of its assets in the utilities and/or financial services sector, the value of Fund shares may be affected by events that adversely affect those sectors and may fluctuate more than that of a more broadly diversified fund.

Fixed-Income Securities Risk. If the Fund invests in fixed-income securities, including convertible securities or other hybrid securities, the Fund’s shares may be sensitive to increases in prevailing interest rates and the creditworthiness of issuers. An imbalance in supply and demand in the fixed-income market may result in valuation uncertainties and greater price volatility, less liquidity, widening credit spreads and a lack of price transparency in the market.  Fixed-income securities rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments. Fixed-income markets have recently experienced a period of relatively high volatility. As a result of the Federal Reserve's action to end its quantitative easing stimulus program as well as the possibility that it may unwind the program and/or initiate a policy to raise short term interest rates, fixed-income markets could experience continued high volatility.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.  A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Securities Lending Risk.  Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates that exceed the costs involved.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser or sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2014, the highest quarterly total return for Class A was 14.79% for the quarter ended June 30, 2009, and the lowest quarterly return was –16.46% for the quarter ended December 31, 2008.  For the 30 days ended October 31, 2014, the SEC yield for Class A was 1.32%, for Class B shares was 0.68%, for Class C shares was 0.68% and for Class I shares was 1.64%.  For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2014	One Year	Five Years	Ten Years
Class A Return Before Taxes	–2.85%	7.35%	4.31%
Class A Return After Taxes on Distributions	–3.73%	6.44%	3.40%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	–0.89%	5.87%	3.54%
Class B Return Before Taxes	–2.55%	7.53%	4.16%
Class C Return Before Taxes	1.34%	7.83%	4.16%
Class I Return Before Taxes	3.35%	8.92%	5.13%
MSCI World Index (reflects net dividends, which reflect the deduction of withholding taxes)	4.94%	10.20%	6.02%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class I performance shown above for the period prior to August 27, 2007 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for such differences, returns would be different.   (Source for MSCI World Index: MSCI.)  MSCI data may not be reproduced or used for any other purposes.  MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Management

Investment Adviser.  Eaton Vance Management (“Eaton Vance”).

Investment Sub-Adviser.  Eaton Vance Management (International) Limited (“EVMI”).

Portfolio Managers

Christopher Dyer (lead portfolio manager), Vice President of EVMI and Director of Global Equity for the Eaton Vance organization, has managed the Fund since September 2015.

Michael A. Allison, Vice President of Eaton Vance, has managed the Fund since November 2013.

John H. Croft, Vice President of Eaton Vance, has managed the Fund since March 2010.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 24 of this Prospectus.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Eaton Vance Tax-Managed Global Small-Cap Fund

Investment Objective

The Fund’s investment objective is to achieve long-term, after-tax returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 37 of this Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class C	Class I
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a
Other Expenses	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses	1.61%	2.36%	1.36%
Expense Reimbursement(2)	(0.16)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.45%	2.20%	1.20%

(1)

Expenses in the table above and the Example below reflect the expenses of the Eaton Vance Tax-Managed Global Small-Cap Fund (formerly Eaton Vance Tax-Managed Small-Cap Value Fund) and the Tax-Managed Global Small-Cap Portfolio (formerly Tax-Managed Small-Cap Value Portfolio) (the “Portfolio”), the Fund’s master Portfolio.  “Management Fees” reflect a fee reduction agreement to the Portfolio’s investment advisory agreement effective March 1, 2014, and “Management Fees” and “Expense Reimbursement” have been restated to reflect the fees as if the Portfolio’s revised advisory fee was in effect for the Fund’s last full fiscal year.

(2)

The administrator has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.45% for Class A shares, 2.20% for Class C shares and 1.20% for Class I shares.  This expense reimbursement will continue through February 29, 2016.  Any amendment to or a termination of this reimbursement would require approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$714	$1,039	$1,387	$2,363	$714	$1,039	$1,387	$2,363
Class C shares	$323	$721	$1,246	$2,684	$223	$721	$1,246	$2,684
Class I shares	$122	$415	$729	$1,621	$122	$415	$729	$1,621

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies (the “80% Policy”). The portfolio managers generally consider small-cap companies to be those companies with market capitalizations within the range of companies included in the MSCI World Small-Cap Index.  Under normal market conditions, the Fund will invest (i) at least 25% of its net assets in companies located outside of the United

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

States, which may include emerging market countries; and (ii) in issuers located in at least five different countries (including the United States). A company will be considered to be located outside the United States if it is domiciled in or derives more than 50% of its revenues or profits from non-U.S. countries and may include securities trading in the form of depositary receipts. The Fund may invest up to 20% of its net assets in publicly traded real estate investment trusts.  The Fund may also lend its securities.

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices or currency exchange rates or as a substitute for the purchase or sale of securities. The Fund expects to use derivatives principally to attempt to hedge against fluctuations in currency exchange rates through use of forward foreign currency exchange contracts and/or futures contracts. Permitted derivatives include: the purchase or sale of forward or futures contracts; options on futures contracts; exchange-traded and over-the-counter options; equity collars and equity swap agreements. There is no stated limit on the Fund’s use of derivatives.

Buy and sell decisions are made by balancing investment considerations and tax considerations, and taking into account the taxes payable by shareholders in connection with distributions of investment income and net realized gains.  The Fund seeks to minimize income distributions and distributions of realized short-term gains that are taxed as ordinary income, as well as distributions of realized long-term gains (taxed as long-term capital gains).  In selecting securities, the portfolio managers seek companies that, in their opinion, are high in quality. Investment decisions for the Fund are made primarily on the basis of fundamental research conducted by the investment adviser’s research staff. Management of the Fund involves consideration of numerous factors (such as a company’s earning or cash flow capabilities, financial strength, the strength of the company’s business franchises and management team, sustainability of a company’s competitiveness and estimates of the company’s net value). The Fund seeks to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. Securities may be sold if, in the opinion of the investment adviser, the price moves above a fair level of valuation, the company’s fundamentals deteriorate, to pursue more attractive investment opportunities or to realize tax losses.

The Fund currently invests its assets in the Portfolio, a separate registered investment company with the same investment objective and policies as the Fund.

Principal Risks

Equity Investing Risk. The Fund’s shares are sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole.  The prices of stocks may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events.  Market conditions may affect certain types of stocks (such as small-cap stocks) to a greater extent than other types of stocks.  If the stock market declines, the value of Fund shares will also likely decline and, although stock values can rebound, there is no assurance that values will return to previous levels.

Tax-Managed Investing Risk.  Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable tax rates. The Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation.  Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to equity mutual funds that are managed without regard to tax considerations, there can be no assurance about the size of taxable distributions to shareholders.

Small Company Equity Risk. The stocks of small and emerging companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies.  Small and emerging companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record.  There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of small and emerging companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Foreign and Emerging Market Investment Risk.  Because the Fund invests a significant portion of its assets in foreign instruments, the value of shares may be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country.  Investment markets in emerging market countries are typically smaller, less liquid and more volatile than developed markets, and emerging market stocks often involve higher risk than developed market stocks.  Trading in foreign markets often involves higher expense than trading in the United States. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political, economic and market risks.

Real Estate Risks.  Real estate investments are subject to special risks including changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

rents, and the management skill and creditworthiness of the issuer.  Changes in underlying real estate values may have an exaggerated effect to the extent that investments concentrate in particular geographic regions or property types.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

Securities Lending Risk.  Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates that exceed the costs involved.

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Prior to August 7, 2015, the Fund’s investment adviser employed a different investment strategy.  Effective August 7, 2015, the Fund changed its name, investment objective and investment strategy to invest globally and to invest at least 80% of its net assets in small-cap companies defined as companies with market capitalizations within the range of companies included in the MSCI World Small-Cap Index.  Past performance (both before and after taxes) is no guarantee of future results.  The Fund’s performance reflects the effects of expense reductions.  Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2014, the highest quarterly total return for Class A was 18.23% for the quarter ended June 30, 2009, and the lowest quarterly return was –21.01% for the quarter ended December 31, 2008.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Average Annual Total Return as of December 31, 2014	One Year	Five Years	Ten Years
Class A Return Before Taxes	–1.25%	12.12%	7.39%
Class A Return After Taxes on Distributions	–3.09%	10.63%	6.32%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	0.78%	9.72%	6.01%
Class C Return Before Taxes	3.03%	12.60%	7.22%
Class I Return Before Taxes	5.01%	13.73%	8.16%
MSCI World Small-Cap Index (reflects net dividends, which reflect the deduction of withholding taxes)	1.90%	12.70%	7.61%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	4.22%	14.25%	6.88%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C.  The Class I performance shown above for the period prior to October 1, 2009 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for such differences, returns would be different.  The Fund’s primary benchmark has been changed to the MSCI World Small-Cap Index because it was deemed by the portfolio managers to be a more appropriate benchmark for the Fund.  (Source for MSCI World Small-Cap Index:  MSCI.)  MSCI data may not be reproduced or used for any other purposes.  MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder.   Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Investment Sub-Adviser.  Eaton Vance Management (International) Limited (“EVMI”).

Portfolio Managers

Aiden M. Farrell (lead portfolio manager), Vice President of EVMI, has managed the Portfolio since August 2015.

Patrick J. O’Brien, Vice President of BMR, has managed the Portfolio since 2013.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 24 of this Prospectus.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Investment Objective

The Fund’s investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 37 of this Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C
Management Fees	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses	1.42%	2.17%	2.17%
Expense Reimbursement(2)	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.40%	2.15%	2.15%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and the Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), the Fund’s master Portfolio.

(2)

The administrator has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.40% for Class A shares and 2.15% for Class B and Class C shares.  This expense reimbursement will continue through February 29, 2016. Any amendment to or a termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$709	$997	$1,305	$2,177	$709	$997	$1,305	$2,177
Class B shares	$718	$1,077	$1,363	$2,311	$218	$677	$1,163	$2,311
Class C shares	$318	$677	$1,163	$2,502	$218	$677	$1,163	$2,502

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a portfolio consisting primarily of common stocks of companies that are expected, over the long term, to have earnings growth that is faster than the growth of the U.S. economy and the U.S. stock market as a whole.  Growth companies owned by the Fund may include both large established market leaders, as well as smaller, less seasoned companies.  The Fund may invest up to 25% of its total assets in foreign securities located in developed or emerging market countries.  As an alternative to holding foreign stocks directly, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

foreign stocks).  The Fund may invest not more than 10% of its assets in publicly traded real estate investment trusts.  The Fund may also invest in other pooled investment vehicles (including exchange-traded funds (“ETFs”) and other affiliated and unaffiliated mutual funds to the extent permitted by the Investment Company Act of 1940) and may lend its securities.

Buy and sell decisions are made by balancing investment considerations and tax considerations, and taking into account the taxes payable by shareholders in connection with distributions of investment income and net realized gains.  The Fund seeks to minimize income distributions and distributions of realized short-term gains that are taxed as ordinary income, as well as distributions of realized long-term gains (taxed as long-term capital gains).  The portfolio managers seek to purchase stocks that are reasonably priced in relation to their fundamental value, and which the portfolio managers believe will grow in value over time.  In making investment decisions, the portfolio managers utilize the information provided by, and the expertise of, the investment adviser’s research staff.  Management of the Fund involves consideration of numerous factors (such as potential of price appreciation, risk/return, and the mix of securities held by the Fund).  Stocks generally are acquired with the expectation of being held for the long term.  The sell process combines bottom up and top down considerations.  The portfolio managers will normally consider selling securities when they reach their price target, other securities are identified to displace a current holding, or fundamentals deteriorate and the original investment case is no longer valid.  A top down assessment of an industry or the economy can also influence the sell decisions at times.

The Fund currently invests its assets in the Portfolio, a separate registered investment company with the same investment objective and policies as the Fund.

Principal Risks

Equity Investing Risk. The Fund’s shares are sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole.  The prices of stocks may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events.  Market conditions may affect certain types of stocks (such as growth stocks) to a greater extent than other types of stocks.  If the stock market declines, the value of Fund shares will also likely decline and, although stock values can rebound, there is no assurance that values will return to previous levels.

Tax-Managed Investing Risk.  Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable tax rates. The Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation.  Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to equity mutual funds that are managed without regard to tax considerations, there can be no assurance about the size of taxable distributions to shareholders.

Smaller Company Equity Risk. The stocks of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies.  Smaller, less seasoned companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record.  There may be generally less publicly available information about such companies than for larger, more established companies.

Foreign and Emerging Market Investment Risk. Because the Fund can invest a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country.  In emerging or less developed countries, these risks can be more significant.  Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries.  As a result, Fund share values may be more volatile than if the Fund invested only in developed markets.  Emerging market countries may have relatively unstable governments and economies.  Emerging market investments often are subject to speculative trading, which typically contributes to volatility.  Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political, economic and market risks.

Real Estate Investment Trust Risk.  Real estate investment trusts (“REITs”) are subject to special risks associated with real estate.  Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Securities Lending Risk.  Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates that exceed the costs involved.

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  The Fund’s performance reflects the effects of expense reductions.  Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2014, the highest quarterly total return for Class A was 23.53% for the quarter ended June 30, 2009, and the lowest quarterly return was –30.88% for the quarter ended September 30, 2008.

Average Annual Total Return as of December 31, 2014	One Year	Five Years	Ten Years
Class A Return Before Taxes	0.25%	10.00%	7.04%
Class A Return After Taxes on Distributions	0.25%	10.00%	6.68%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	0.14%	7.94%	5.69%
Class B Return Before Taxes	0.49%	10.19%	6.86%
Class C Return Before Taxes	4.55%	10.48%	6.88%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	12.44%	15.88%	8.49%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Managers

Yana S. Barton, Vice President of BMR, has managed the Portfolio since 2013.

Lewis R. Piantedosi, Vice President of BMR, has managed the Portfolio since 2013.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 24 of this Prospectus.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Eaton Vance Tax-Managed Small-Cap Fund

Investment Objective

The Fund’s investment objective is to achieve long-term, after-tax returns for its shareholders.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 37 of this Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C	Class I
Management Fees	0.63%	0.63%	0.63%	0.63%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	n/a
Other Expenses	0.31%	0.32%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.19%	1.95%	1.94%	0.94%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and the Tax-Managed Small-Cap Portfolio (the “Portfolio”), the Fund’s master Portfolio.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$689	$931	$1,192	$1,935	$689	$931	$1,192	$1,935
Class B shares	$698	$1,012	$1,252	$2,078	$198	$612	$1,052	$2,078
Class C shares	$297	$609	$1,047	$2,264	$197	$609	$1,047	$2,264
Class I shares	$96	$300	$520	$1,155	$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of publicly-traded common stocks of small-cap companies that, in the opinion of the investment adviser, are expected to achieve earnings growth over the long term that exceeds the average of all publicly-traded companies in the United States.  The portfolio manager generally considers small-cap companies to be companies having a market capitalization that falls:  (i) within or below the range of companies in either the current Russell 2000 Index or the S&P SmallCap 600 Index; or (ii) below the three-year average maximum market cap of companies in either index as of December 31 of the three preceding years.  The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies (the “80% Policy”).  The market capitalization range for the Russell 2000 Index was $19 million to $7,294 million, and the market capitalization range for the S&P SmallCap 600 Index was $90.5 million to $3,904 million as of December 31, 2014.  The average maximum market capitalization of companies in either index as of December 31 of the three preceding years ended 2014 was $5,757 million.  The Fund may also invest in larger companies.  Although it invests primarily in U.S. companies, the Fund may invest up to 25% of its total assets in foreign securities located in developed or emerging market countries.  As an alternative to holding foreign stocks directly, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

(including depositary receipts which evidence ownership in underlying foreign stocks).  The Fund may also invest in publicly traded real estate investment trusts.

Buy and sell decisions are made by balancing investment considerations and tax considerations, and taking into account the taxes payable by shareholders in connection with distributions of investment income and net realized gains.  The Fund seeks to minimize income distributions and distributions of realized short-term gains that are taxed as ordinary income, as well as distributions of realized long-term gains (taxed as long-term capital gains).  In making investment decisions, the portfolio manager relies on the investment adviser’s research staff.  In selecting companies for investment, the investment adviser may consider overall growth prospects, financial strength, strength of the company’s business franchises and management team, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources and other factors.  The portfolio manager may sell a security when the investment adviser’s price objective for the stock is reached, the fundamentals of the company change or to pursue more attractive investment options.

The Fund currently invests its assets in the Portfolio, a separate registered investment company with the same investment objective and policies as the Fund.

Principal Risks

Equity Investing Risk. The Fund’s shares are sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole.  The prices of stocks may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events.  Market conditions may affect certain types of stocks (such as small-cap stocks) to a greater extent than other types of stocks.  If the stock market declines, the value of Fund shares will also likely decline and, although stock values can rebound, there is no assurance that values will return to previous levels.

Tax-Managed Investing Risk.  Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable tax rates. The Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation.  Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to equity mutual funds that are managed without regard to tax considerations, there can be no assurance about the size of taxable distributions to shareholders.

Small Company Equity Risk. The stocks of small and emerging companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies.  Small and emerging companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record.  There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of small and emerging companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Foreign and Emerging Market Investment Risk. Because the Fund can invest a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country.  In emerging or less developed countries, these risks can be more significant.  Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries.  As a result, Fund share values may be more volatile than if the Fund invested only in developed markets.  Emerging market countries may have relatively unstable governments and economies.  Emerging market investments often are subject to speculative trading, which typically contributes to volatility.  Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political, economic and market risks.

Real Estate Investment Trust Risk.  Real estate investment trusts (“REITs”) are subject to special risks associated with real estate.  Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2014, the highest quarterly total return for Class A was 19.30% for the quarter ended September 30, 2009, and the lowest quarterly return was –32.18% for the quarter ended December 31, 2008.

Average Annual Total Return as of December 31, 2014	One Year	Five Years	Ten Years
Class A Return Before Taxes	–2.87%	11.82%	8.26%
Class A Return After Taxes on Distributions	–3.30%	11.72%	8.21%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	–1.27%	9.44%	6.76%
Class B Return Before Taxes	–2.73%	12.05%	8.10%
Class C Return Before Taxes	1.28%	12.30%	8.09%
Class I Return Before Taxes	3.29%	13.44%	9.05%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	4.89%	15.54%	7.76%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class I performance shown above for the period prior to October 1, 2009 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Managers

Nancy B. Tooke (lead portfolio manager), Vice President of BMR, has managed the Portfolio since 2006.

Michael D. McLean, Vice President of BMR, has managed the Portfolio since January 2015.

J. Griffith Noble, Vice President of BMR, has managed the Portfolio since January 2015.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 24 of this Prospectus.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Eaton Vance Tax-Managed Value Fund

Investment Objective

The Fund’s investment objective is to achieve long-term, after-tax returns for its shareholders.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 37 of this Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class C	Class I
Management Fees	0.79%	0.79%	0.79%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a
Other Expenses	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	1.21%	1.96%	0.96%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and the Tax-Managed Value Portfolio (the “Portfolio”), the Fund’s master Portfolio.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$691	$937	$1,202	$1,957	$691	$937	$1,202	$1,957
Class C shares	$299	$615	$1,057	$2,285	$199	$615	$1,057	$2,285
Class I shares	$98	$306	$531	$1,178	$98	$306	$531	$1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests primarily in value stocks.  Value stocks are common stocks that, in the opinion of the investment adviser, are undervalued or inexpensive relative to the overall stock market.  The Fund may invest up to 25% of its total assets in foreign securities located in developed or emerging market countries.  As an alternative to holding foreign stocks directly, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks).  The Fund may also invest in publicly traded real estate investment trusts and may lend its securities.

Buy and sell decisions are made by balancing investment considerations and tax considerations, and taking into account the taxes payable by shareholders in connection with distributions of investment income and net realized gains.  The Fund seeks to minimize income distributions and distributions of realized short-term gains that are taxed as ordinary income, as well as distributions of realized long-term gains (taxed as long-term capital gains).  The portfolio managers seek to build and maintain an investment portfolio of value stocks that will perform well over the long term on an after-tax basis.  Investment decisions are made primarily on the basis of fundamental research.  The portfolio managers utilize information provided by, and the expertise of, the investment adviser’s research staff in making investment decisions.  In selecting stocks, the portfolio managers consider (among other factors) a company’s earnings or cash flow capabilities, dividend prospects, the tax treatment of dividends, the

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

strength of a company’s business franchises, the strength of a company’s management team, sustainability of a company’s competitiveness  and estimates of a company’s net value.  While stocks generally are acquired with the expectation of being held for the long term, securities may be sold if, in the opinion of the investment adviser, the price moves above a fair level of valuation, the company’s fundamentals deteriorate or to realize tax losses.

The Fund currently invests its assets in the Portfolio, a separate registered investment company with the same investment objective and policies as the Fund.

Principal Risks

Equity Investing Risk. The Fund’s shares are sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole.  The prices of stocks may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events.  Market conditions may affect certain types of stocks (such as value stocks) to a greater extent than other types of stocks.  If the stock market declines, the value of Fund shares will also likely decline and, although stock values can rebound, there is no assurance that values will return to previous levels.

Tax-Managed Investing Risk.  Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable tax rates. The Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation.  Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to equity mutual funds that are managed without regard to tax considerations, there can be no assurance about the size of taxable distributions to shareholders.

Foreign and Emerging Market Investment Risk. Because the Fund can invest a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country.  In emerging or less developed countries, these risks can be more significant.  Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries.  As a result, Fund share values may be more volatile than if the Fund invested only in developed markets.  Emerging market countries may have relatively unstable governments and economies.  Emerging market investments often are subject to speculative trading, which typically contributes to volatility.  Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political, economic and market risks.

Real Estate Investment Trust Risk.  Real estate investment trusts (“REITs”) are subject to special risks associated with real estate.  Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Securities Lending Risk.  Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates that exceed the costs involved.

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2014, the highest quarterly total return for Class A was 14.81% for the quarter ended September 30, 2009, and the lowest quarterly return was –21.20% for the quarter ended December 31, 2008.

Average Annual Total Return as of December 31, 2014	One Year	Five Years	Ten Years
Class A Return Before Taxes	4.56%	10.82%	6.31%
Class A Return After Taxes on Distributions	2.48%	10.00%	5.83%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	4.25%	8.60%	5.08%
Class C Return Before Taxes	9.07%	11.30%	6.14%
Class I Return Before Taxes	11.20%	12.44%	7.13%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	13.45%	15.42%	7.30%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C.  The Class I performance shown above for the period prior to November 30, 2007 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.   If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Managers

Edward J. Perkin, CFA (lead portfolio manager), Chief Equity Investment Officer and Vice President of BMR, has managed the Portfolio since June 2014.

John D. Crowley, Vice President of BMR, has managed the Portfolio since 2009.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 24 of this Prospectus.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122.  The minimum initial purchase or exchange into a Fund is $1,000 for each Class (with the exception of Class I) and $250,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

Each Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), a Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Investment Objectives & Principal Policies and Risks

Each Fund and Portfolio are permitted to engage in the following investment practices to the extent set forth in “Fund Summaries” above or, in the case of certain of the Portfolios, in “Further Information about the Portfolios.” References to the “Fund” below are to each Fund and each Portfolio, as applicable.

A statement of the investment objective and principal investment policies and risks of the Fund is set forth above in Fund Summaries. As noted in each Fund Summary, each Fund (except Tax-Managed Global Dividend Income Fund) seeks to achieve its investment objective by investing in the Portfolio or Portfolios named therein.  Tax-Managed Equity Asset Allocation Fund is also permitted to invest directly as described in its Fund Summary.  Set forth below is additional information about such policies and risks of the Fund described in Fund Summaries above. Information also is included about other types of investments and practices that the Fund may engage in from time to time.

Foreign and Emerging Market Investments.  Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers.  Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities.  The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities.

As an alternative to holding foreign-traded investments, the Fund may invest in U.S. dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign investments and are subject to many of the risks associated with investing directly in foreign securities). Unless otherwise stated in Fund Summaries, such investments are not subject to any stated limitation on investing in foreign securities.

The foregoing risks of foreign investing can be more significant in emerging markets. Emerging markets may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Governmental actions can have a significant effect on the economic conditions in emerging market countries, which also may adversely affect the value and liquidity of the Fund’s investments. The laws of emerging market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund is heavily invested, the Fund’s ability to redeem Fund shares could become impaired. In such circumstances, the Fund may have to sell more liquid securities than it would otherwise choose to sell.  Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Foreign Currencies.  The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading.  Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.  Costs are incurred in connection with conversions between currencies.  The Fund may engage in spot transactions and forward foreign currency exchange contracts, purchase and sell options on currencies and purchase and sell currency futures contracts and related options thereon (collectively, “Currency Instruments”) to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns.  Use of Currency Instruments may involve substantial currency risk and may also involve counterparty, leverage or liquidity risk.

Derivatives.  The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator (“reference instruments”). A Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies.  Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives transactions can involve substantial risk.  Derivatives typically allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

efficiently than transactions in other types of instruments.  The Fund incurs costs in connection with opening and closing derivatives positions.  The Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks.

Certain derivative transactions may give rise to a form of leverage.  The Fund is required to segregate or “earmark” liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leverage transactions may substantially exceed the initial investment.

The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.   A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.  Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Options on Securities, Indices and Currencies.  The Fund may engage in transactions in exchange-traded and over-the-counter (“OTC”) options.  There are several risks associated with transactions in options such as imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options.  By buying a put option, the Fund acquires a right to sell the underlying instrument at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the instrument until the put option expires. The Fund will pay a premium to the seller of the option for the right to receive payments of cash to the extent that the value of the applicable instrument declines below the exercise price as of the option valuation date.  If the price of the instrument is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid to the seller.  The Fund may purchase uncovered put options.  The Fund also has authority to write (i.e., sell) put options. The Fund will receive a premium for writing a put option, which increases the Fund's return. In writing a put option, the Fund has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the exercise price.  If the value of the instrument on the option expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holder.

A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period.  The Fund also is authorized to write (i.e., sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options.  A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified instruments owned by the Fund at a specified future date and price set at the time of the contract. The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge.  As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

OTC options involve risk that the issuer or counterparty will fail to perform its contractual obligations. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange-based” markets. By engaging in option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default.

Under certain market conditions, the Fund may purchase put option spreads rather than standalone put options.  By doing so, the Fund can lower the net cost of its market hedging activities, since the premiums received from selling put options will offset, in part, the premiums paid to purchase the put options.  Although less expensive than buying a standalone put option, buying a put option spread will expose the Fund to incremental loss if the value of the applicable instrument at contract expiration is below the exercise price of the put option sold.

Covered Calls and Equity Collars.  While the Fund generally will write only covered call options, it may sell the instrument underlying a call option prior to entering into a closing purchase transaction on up to 5% of the Fund’s net assets, provided

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

that such sale will not occur more than three days prior to the option buy back. In an equity collar, the Fund simultaneously writes a call option and purchases a put option on the same instrument.

Futures Contracts.  The Fund may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price.  The Fund also is authorized to purchase or sell call and put options on futures contracts.  The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Forward Foreign Currency Exchange Contracts.  Certain forward foreign currency exchange contracts may be individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Forward contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forwards. As a result, available information may not be complete.

Credit Derivatives.  Credit derivatives are instruments that are intended to provide a long or short exposure to a particular issuer, basket of issuers or economic indicator (such as interest rates).  Credit derivatives include credit default swaps, total return swaps, interest rate swaps, credit options, credit-linked notes, forward rate contracts and other instruments that have substantially similar characteristics and risks.  In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term.  In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence which is typically a default by the issuer of a debt obligation.  In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments.  Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the inception of the option.  Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.  The primary risks associated with credit derivatives are imperfect correlation, unanticipated market movement, counterparty risk and liquidity risk.

Equity Swaps.  Equity swaps involve the exchange by the Fund with another party of their respective returns as calculated on a notional amount of an equity index (such as the S&P 500 Index), basket of equity securities, or individual equity security.  The success of swap agreements is dependent on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Other risks include liquidity and counterparty risk.

Short Sales.  The Fund may engage in covered short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part or for which liquid assets have been segregated). A short sale on an individual security typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss. When making a short sale, the Fund must segregate liquid assets with a broker or the custodian equal to (or otherwise cover) its obligations under the short sale.  The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale.

Real Estate Investment Trusts.  Real estate investment trusts (“REITs”) are subject to the special risks associated with real estate.  Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Tax-Managed Investing.  Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Fund approaches its investments from the perspective of a taxpaying shareholder. Taxes on investment may be minimized by investing primarily in lower-yielding securities and/or stocks that pay dividends that qualify for favorable federal tax treatment. Qualified dividend income received by individual shareholders is taxed at rates equivalent to the federal long-term capital gains rate, rather than the tax rate applicable to ordinary income, provided certain holding periods and other conditions

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

are satisfied. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund may invest a portion of its assets in stocks and other securities that generate income taxable at ordinary income rates. For any year, so long as the Fund’s fully taxable ordinary income and net realized short-term gains are offset by expenses of the Fund, all of the Fund’s income distributions would be characterized as tax-favored dividends. Taxes on realized capital gains are minimized by minimizing the sale of security holdings with large accumulated gains and avoiding net realized short-term capital gains. Other techniques may include selecting the most tax-favored share lots when selling appreciated stocks, and when appropriate, selling stocks trading below cost to realize losses. Selective use of tax-advantaged hedging techniques as an alternative to taxable sales may also be used.

Smaller Companies.  Securities of smaller, less seasoned companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the securities of larger, more established companies.  Because of the absence of any public trading market for some of these investments (such as those which are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

Equity Securities.  Equity securities include: common stocks; preferred stocks, including convertible and contingently convertible preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; depository receipts, rights and warrants in underlying equity interests; and other securities that are treated as equity for U.S. federal income tax purposes.

Hybrid Securities.  Hybrid securities generally possess characteristics common to both equity and debt securities. Preferred stocks, convertible securities, and certain debt obligations are types of hybrid securities.  Hybrid securities generally have a preference over common stock and perpetual or near perpetual terms.  Hybrid securities generally do not have voting rights or have limited voting rights.  Because hybrid securities have both debt and equity characteristics, their values vary in response to many factors, including general market and economic conditions, issuer-specific events, changes in interest rates, credit spreads and the credit quality of the issuer, and, for convertible securities, factors affecting the securities into which they convert.

Preferred Stock.  Preferred stock is a class of equity security that pays a specified dividend that must be paid before any dividends can be paid to common stockholders and takes precedence over common stock in the event of the issuer’s liquidation.  Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate.  Additionally, preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.  Preferred stocks are subject to issuer-specific and market risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities.

Lower Rated Securities.  Investments in obligations rated below investment grade and comparable unrated securities (“junk bonds”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.   A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred securities until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other issuer and market factors also may have an effect on the convertible security’s value. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Utilities and Financial Services Companies.  The utilities sector includes companies engaged in the manufacture, production, generation, transmission, sale and distribution of water, gas and electric energy. Companies in the financial services sector include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, and consumer and industrial finance companies.  Companies in the utilities sector may be sensitive to changes in interest rates and other economic conditions, governmental regulation, uncertainties created by deregulation, power shortages and surpluses, the price and availability of fuel, environmental protection or energy conservation practices, the level and demand for services, and the cost and potential business disruption of technological developments. Companies in the financial services sector are also subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Pooled Investment Vehicles.  The Fund may invest in pooled investment vehicles.  Pooled investment vehicles are open- and closed-end investment companies affiliated or unaffiliated with the investment adviser, exchange-traded funds (“ETFs”) and other

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

similarly managed investment vehicles. The market for common shares of closed-end investment companies and ETFs, which are generally traded on an exchange, is affected by the demand for those securities, regardless of the value of the fund’s underlying portfolio assets.  The Fund will indirectly bear its proportionate share of any management fees and expenses paid by unaffiliated and certain affiliated pooled investment vehicles in which it invests, except that management fees of affiliated funds may be waived.  If such fees exceed 0.01%, the costs associated with such investments will be reflected in Acquired Fund Fees and Expenses in the Annual Fund Operating Expenses table(s) in Fund Summaries.  Requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), may limit the Fund’s ability to invest in other investment companies including ETFs, unless the investment company has received an exemptive order from the Securities and Exchange Commission on which the Fund may rely or an exemption under the 1940 Act is available.  Investments in a pooled investment vehicle will count towards a Fund’s 80% Policy if the vehicle invests at least 80% of its net assets in the type of securities included in the Fund’s 80% Policy.

ReFlow Liquidity Program.  Tax-Managed Value Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.  Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day.  Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion.  While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.  For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds.  The current minimum fee rate is 0.20% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders.  Such fee is allocated among a fund’s share classes based on relative net assets.  ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance.  In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund.  ReFlow will purchase Class I shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares.  ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption-in-kind policies described under “Redeeming Shares” below.  Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the two round-trips within 90 days limitation described in “Restrictions on Excessive Trading and Market Timing” below.  The investment adviser believes that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders.  To the extent the Fund’s net assets do not decline, the investment adviser may also benefit.

Illiquid Securities.  The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities.  Illiquid securities include those legally restricted as to resale (such as those issued in private placements), and may include commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder.  Certain Section 4(a)(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted.  Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

Considerations of Investing in a Portfolio.  Investing in one or more established Portfolios enables Tax-Managed Equity Asset Allocation Fund to participate in a larger and more diversified investment portfolio than if the Fund pursued its investment program on a standalone basis.  Securities with large accumulated gains may constitute a substantial portion of the assets of a Portfolio.  Investing in a Portfolio does not expose a Fund to potential tax liability either for unrealized Portfolio gains accrued prior to the Fund’s initial investment therein or for precontribution gains on securities contributed to the Portfolio.  If securities purchased by a Portfolio prior to a Fund’s initial investment therein are sold, gains attributable to the period before the Fund’s initial investment in the Portfolio will be allocated to other investors in the Portfolio, and not to the Fund. If securities contributed to a Portfolio (either before or after a Fund’s initial investment therein) are sold, gains accumulated prior to their contribution will be allocated to the contributing investor, and not to the Fund or other investors in the Portfolio.  Tax-Managed Growth Portfolio follows the practice of distributing securities to meet redemptions by investors in the Portfolio that contributed securities.  Tax-Managed Growth Portfolio’s ability to select the securities used to meet redemptions generally is limited.  These limitations could affect the performance of Tax-Managed Growth Portfolio, and, indirectly, Tax-Managed Equity Asset Allocation Fund.  Other Portfolios may, in the future, use distributions of securities to meet redemptions by investors in the Portfolio that contributed securities.  Realized losses that are allocated from a Portfolio to Tax-Managed Equity Asset Allocation Fund are available to that Fund to offset realized gains allocated to the Fund by other Portfolios.  Tax-Managed Equity Asset Allocation Fund may withdraw cash from an overweighted Portfolio for investment in an underweighted Portfolio.  Withdrawal and reinvestment of available Portfolio cash usually does not trigger the recognition of taxable gains or losses.  The Fund may also use cash invested by new shareholders to add to the Fund’s underweighted Portfolio positions.  The Fund expects that the foregoing rebalancing techniques

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

should enable the Fund to maintain its asset allocation within targeted ranges with substantially fewer taxable events then comparably rebalanced portfolios of standalone mutual funds.

Portfolio Turnover.  The annual portfolio turnover rate of the Fund may exceed 100%.  A mutual fund with a high turnover rate (100% or more) may generate more capital gains and pay more commissions (which may reduce return) than a fund with a lower rate.  Capital gains distributions (which reduce the after-tax returns of shareholders holding Fund shares in taxable accounts) will be made to shareholders if offsetting capital loss carry forwards do not exist.

Securities Lending. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially.  Loans will only be made to firms that have been approved by the investment adviser and the investment adviser or the securities lending agent will periodically monitor the financial condition of such organizations while any loans are outstanding.  In addition, loans will only be made when the investment adviser believes the expected returns, net of expenses, justify the attendant risk.  Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. Distributions of any income realized from securities loans will be taxable as ordinary income.  The Fund may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law.

Borrowing.  The Fund is permitted to borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions).  Any borrowings by the Fund are subject to the requirements of the 1940 Act.  Borrowings are also subject to the terms of any credit agreement between the Fund and lender(s).  The Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so.  The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares, with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Fund borrowings may be equal to as much as 33 1/3% of the value of the Fund’s total assets (including such borrowings) less the Fund’s liabilities (other than borrowings).  The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

Cash and Cash Equivalents.  The Fund may invest in cash or cash equivalents, including high quality short-term instruments or an affiliated investment company that invests in such instruments.

General.  The Fund’s 80% Policy will not be changed unless shareholders are given at least 60 days’ advance written notice of the change. Each Fund's (except Tax-Managed Global Small-Cap Fund’s) investment objective may not be changed without shareholder approval. Tax-Managed Global Small-Cap Fund’s investment objective and, for all Funds, certain other policies may be changed without shareholder approval. Shareholders of Tax-Managed Global Small-Cap Fund will receive 60 days’ written notice of any material change in the investment objective.  During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.  Investments by Tax-Managed Equity Asset Allocation Fund in Preferred Funds are equity securities for purposes of the Fund’s policy of investing at least 80% of its net assets in equity securities, but generally are not treated as preferred stocks for purposes of its 20% preferred stock limitation.  Tax-Managed Equity Asset Allocation Fund’s direct investment and indirect investments through the Portfolios are aggregated for purposes of its investment restrictions.

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.  With the increased use of technologies by Fund service providers, such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks.

Tax-Managed Global Dividend Income Fund's  investment policies include a provision allowing the Fund to invest (i) all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; or (ii) in more than one open-end management investment company sponsored by Eaton Vance or its affiliates, provided any such companies have investment objectives, policies and restrictions that are consistent with those of

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

the Fund.  Any such company or companies would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. Tax-Managed Global Dividend Income Fund may initiate investments in one or more such investment companies at any time without shareholder approval.

Management and Organization

Management.  Each Portfolio’s investment adviser is Boston Management and Research (“BMR”), an indirect subsidiary of Eaton Vance Corp. (“EVC”).  Eaton Vance Management (“Eaton Vance”) is a wholly-owned subsidiary of EVC.  Eaton Vance and BMR have offices at Two International Place, Boston, MA  02110.  Tax-Managed Global Dividend Income Fund’s and Tax-Managed Equity Asset Allocation Fund’s investment adviser is Eaton Vance.  Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931.  Eaton Vance and its affiliates currently manage over $310 billion on behalf of mutual funds, institutional clients and individuals.  Each investment adviser manages investments pursuant to investment advisory agreements.  Each Fund (except Tax-Managed Global Dividend Income Fund) is allocated its pro rata share of the advisory fee paid by the Portfolio or Portfolios in which it invests.  Information about advisory fees and portfolio managers is set forth below.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities.  In return, each Fund (except Tax-Managed Small-Cap Fund) is authorized to pay Eaton Vance an annual fee of 0.15% of average daily net assets.  For the fiscal year ended October 31, 2014, each Fund (except Tax-Managed Small-Cap Fund) paid Eaton Vance administration fees of 0.15% of average daily net assets. Eaton Vance receives no compensation for serving as the administrator of Tax-Managed Small-Cap Fund.

Each Fund’s semiannual shareholder report covering the fiscal period ended April 30 provides information regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement.

Tax-Managed Equity Asset Allocation Fund.  Under its investment advisory agreement with Tax-Managed Equity Asset Allocation Fund, Eaton Vance receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)*
Up to $500 million	0.750%
$500 million but less than $1 billion	0.700%
$1 billion but less than $1.5 billion	0.675%
$1.5 billion but less than $2.5 billion	0.650%
$2.5 billion and over	0.625%

*

Pursuant to a fee reduction agreement effective May 1, 2011.

The advisory fee payable by the Fund is reduced by the Fund’s allocable portion of the advisory fees paid by the Portfolios in which it invests.  For the fiscal year ended October 31, 2014, the effective annual rate of investment advisory fee was 0.75% of its average daily net assets.  The effective annual advisory fees, based on average daily net assets of Portfolios, were 0.62%.

Lewis R. Piantedosi has served as portfolio manager of the Fund since 2013 and John H. Croft has served as portfolio manager of the Fund since June 2015.  Messrs. Piantedosi and Croft have managed Eaton Vance portfolios for more than five years and are Vice Presidents of Eaton Vance and BMR.  Mr. Piantedosi also manages Tax-Managed Growth Portfolio, Tax-Managed Multi-Cap Growth Portfolio and other Eaton Vance portfolios.  Mr. Croft also manages Tax-Managed Global Dividend Income Fund and other Eaton Vance portfolios.

Tax-Managed Global Dividend Income Fund.   Under its investment advisory agreement with Tax-Managed Global Dividend Income Fund, Eaton Vance receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.575%

Pursuant to a sub-advisory agreement, BMR has delegated a portion of the investment management of the Fund to Eaton Vance Management (International) Limited (“EVMI”), a registered investment adviser.  EVMI is located at 125 Old Broad Street, London, United Kingdom, EC2N 1AR.  BMR pays EVMI a portion of the advisory fee for sub-advisory services provided to the

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Fund.  For the fiscal year ended October 31, 2014, the effective annual rate of investment advisory fee paid to Eaton Vance, based on average daily net assets of the Fund was 0.64%.

Christopher Dyer has served as lead portfolio manager of the Fund since September 2015, John H. Croft has served as a portfolio manager of the Fund since March 2010 and Michael A. Allison has served as a portfolio manager since November 2013.  Mr. Dyer is a Vice President of EVMI and Director or Global Equity for the Eaton Vance organization.  Prior to joining EVMI in June 2015, Mr. Dyer was Head of European Equity at Goldman Sachs Asset Management (“GSAM”) in London, where he also served in various portfolio management roles during his fourteen-year tenure (2001-2015).  Mr. Dyer manages other Eaton Vance portfolios.  Mr. Croft manages other Eaton Vance portfolios, has been an analyst at Eaton Vance for more than five years, and is a Vice President of Eaton Vance.  Mr. Allison manages other Eaton Vance portfolios, has managed Eaton Vance portfolios for more than five years and is a Vice President of Eaton Vance.

Tax-Managed Global Small-Cap Portfolio.  Under its investment advisory agreement with Tax-Managed Global Small-Cap Portfolio, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)*
Up to $500 million	0.750%
$500 million but less than $1 billion	0.725%
$1 billion but less than $2.5 billion	0.700%
$2.5 billion but less than $5 billion	0.680%
$5 billion and over	0.665%

*

Pursuant to a fee reduction agreement effective March 1, 2014.

Prior to March 1, 2014, BMR received a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	1.0000%
$500 million but less than $1 billion	0.9375%
$1 billion but less than $2.5 billion	0.8750%
$2.5 billion but less than $5 billion	0.8125%
$5 billion and over	0.7500%

Pursuant to a sub-advisory agreement, BMR has delegated a portion of the investment management of the Portfolio to EVMI, a registered investment adviser.  BMR pays EVMI a portion of the advisory fee for sub-advisory services provided to the Portfolio. For the fiscal year ended October 31, 2014, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio was 0.83%.

Tax-Managed Global Small-Cap Portfolio is managed by Aidan M. Farrell (lead portfolio manager) and Patrick J. O’Brien.  Mr. Farrell has served as a portfolio manager since August 2015 and manages other Eaton Vance portfolios.  Prior to joining EVMI as a Vice President in June 2015, Mr. Farrell was Managing Director at Goldman Sachs Asset Management where he also served as a portfolio manager from 2008 to 2015.  Mr. O’Brien has served as a portfolio manager since November 2013, has been a Vice President of Eaton Vance and BMR since November 2013 and manages other Eaton Vance portfolios.  Prior to joining Fox Asset Management (a wholly-owned affiliate of Eaton Vance Corp.) in October 2012, Mr. O’Brien was a portfolio manager and analyst with Brown Advisory/ABIM since 2001.

Tax-Managed Multi-Cap Growth Portfolio.  Under its investment advisory agreement with Tax-Managed Multi-Cap Growth Portfolio, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.600%

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

For the fiscal year ended October 31, 2014, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio was 0.65%.

Yana S. Barton and Lewis R. Piantedosi have served as portfolio managers of Tax-Managed Multi-Cap Growth Portfolio since November 2013.  Ms. Barton and Mr. Piantedosi manage other Eaton Vance portfolios, have been Eaton Vance portfolio managers for more than five years and are Vice Presidents of Eaton Vance and BMR.

Tax-Managed Small-Cap Portfolio.  Under its investment advisory agreement with Tax-Managed Small-Cap Portfolio, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	0.6250%
$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion and over	0.4375%

For the fiscal year ended October 31, 2014, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio was 0.625%.

Tax-Managed Small-Cap Portfolio is managed by Nancy B. Tooke (lead portfolio manager), Michael D. McLean and J. Griffith Noble.  Ms. Tooke has served as a portfolio manager of the Portfolio since February 2006 and manages other Eaton Vance portfolios. She has been employed by Eaton Vance for more than five years and is a Vice President of Eaton Vance and BMR.  Mr. McLean and Mr. Noble have served as portfolio managers of the Portfolio since January 2015 and manage other Eaton Vance portfolios.  Mr. McLean has been employed by Eaton Vance for more than five years and is a Vice President of Eaton Vance and BMR.  Prior to joining Eaton Vance in 2012, Mr. Noble was an equity analyst with BlackRock, Inc. (2008-2012).  Mr. Noble is a Vice President of Eaton Vance and BMR.

Tax-Managed Value Portfolio.  Under its investment advisory agreement with Tax-Managed Value Portfolio, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)*
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2 billion	0.600%
$2 billion but less than $5 billion	0.575%
$5 billion and over	0.555%

*

Pursuant to a fee reduction agreement effective March 27, 2006.

For the fiscal year ended October 31, 2014, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio was 0.64%.

Tax-Managed Value Portfolio is managed by Edward J. Perkin, CFA (lead portfolio manager) and John D. Crowley.  Mr. Perkin has served as a portfolio manager of the Portfolio since June 30, 2014 and manages other Eaton Vance portfolios.  He is Chief Equity Investment Officer and a Vice President of Eaton Vance and BMR.  Prior to joining Eaton Vance in 2014, Mr. Perkin was Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global, at Goldman Sachs Asset Management.  Mr. Crowley has served as a portfolio manager of the Portfolio since December 2009.  He is a Vice President of Eaton Vance and BMR and has been managing other Eaton Vance portfolios for more than five years.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares with respect to which that portfolio manager has management responsibilities.

Eaton Vance provides sub-transfer agency and related services to Eaton Vance mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to the lesser of $2.5 million or its actual expenses incurred in performing such services.

Organization. Each Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. Each Fund offers multiple classes of shares.  Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

A Fund investing substantially all of its assets in another investment portfolio with substantially the same investment objective and policies operates in a “master-feeder” structure. This structure enables certain investors, including the Fund, other funds, institutions and other qualified investors to invest their assets in a single investment portfolio, which may result in economies of scale by spreading certain fixed costs over a larger asset base than if the various investors maintained separate investment portfolios. As described in this Prospectus, certain Funds invest in corresponding Portfolios in a master-feeder structure. Tax-Managed Equity Asset Allocation Fund invests in multiple Portfolios in a “fund-of-funds” structure.  Each investor in a Portfolio, including a Fund, pays its proportionate share of the expenses of the Portfolio.

As a Portfolio investor, a Fund may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions).  When necessary, a Fund will hold a meeting of its shareholders to consider Portfolio matters and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders.  Purchase and redemption activities by other Portfolio investors may impact the management of a Portfolio and its ability to achieve its objective.  A Fund can withdraw its Portfolio investment at any time without shareholder approval.

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange (the “Exchange”) is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus any applicable sales charge), which is derived from the value of Fund holdings, including the Fund’s interest in any Portfolio (as applicable). When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments.  The investment adviser has delegated daily valuation of a portion of Tax-Managed Global Dividend Income Fund and Tax-Managed Global Small-Cap Fund to the sub-adviser.  Pursuant to the procedures, exchange-listed securities and other instruments (including derivatives) normally are valued at closing sale prices.  In certain situations, the investment adviser or sub-adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued which would materially affect net asset value.  In addition, for foreign equity securities and futures contracts on foreign indices that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.  A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.  Because foreign securities trade on days when Fund shares are not priced, the value of securities held by a Fund can change on days when Fund shares cannot be redeemed.  The investment adviser and sub-adviser expect to fair value domestic securities in limited circumstances, such as when the securities are subject to restrictions on resale.  Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address).  Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that they are complete and contain all necessary information) by a Fund’s transfer agent.  A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value.  If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason.  The funds sponsored by the Eaton Vance organization (the “Eaton Vance funds”) do not accept investments from residents of the European Union or Switzerland.  The funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter.  The Funds do not issue share certificates.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft–Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts are not employer sponsored retirement plans for purposes of this definition.

Class A, Class B and Class C Shares

Your initial investment must be at least $1,000. Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions.  After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address).  Please include your name and account number and the name of the Fund and Class of shares with each investment.  You also may make additional investments by accessing your account via the Eaton Vance website at www.eatonvance.com.  Purchases made through the Internet from a pre-designated bank account will have a trade date that is the first business day after the purchase is requested (provided the request is submitted no later than the close of regular trading on the Exchange).  For more information about purchasing shares through the Internet, please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).

You may make automatic investments of $50 or more each month or each quarter from your bank account.  You can establish bank automated investing on the account application or by providing written instructions.  Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time) for further information.  The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including employer sponsored retirement plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information).

Class I Shares

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers.  Your initial investment must be at least $250,000.  Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account.  You may make automatic investments of $50 or more each month or each quarter from your bank account.  You can establish bank automated investing on the account application or by providing written instructions.  Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time) for further information.

The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information) and the ReFlow Liquidity Program. The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; and (iv) individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Class I shares through a no-load network or platform (in each case, as described above), provided the aggregate value of such accounts invested in Class I shares is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000).

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire.  To make an initial investment by wire, you must complete an account application and telephone Eaton Vance Shareholder Services at 1-800-262-1122 to be assigned an account number.  You may request an account application by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).  Shareholder Services must be advised by telephone of each additional investment by wire.

Restrictions on Excessive Trading and Market Timing.  The Funds are not intended for excessive trading or market timing.  Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall.  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management.  In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares.  In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including restricted securities and securities of certain small- and mid-cap companies) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”).   The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”).  The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, an Eaton Vance fund shareholder who, through one or more accounts, completes two round-trips within 90 days generally will be deemed to be market timing or trading excessively in fund shares.  “Two round-trips within 90 days” means either (1) a purchase of fund shares followed by a redemption of fund shares followed by a purchase followed by a redemption or (2) a redemption of fund shares followed by a purchase of fund shares followed by a redemption followed by a purchase, in either case with the final transaction in the sequence occurring within 90 days of the initial transaction in the sequence.  Purchases and redemptions subject to the limitation include those made by exchanging to or from another fund. Under the policies, each Fund or its sub-transfer agent or principal underwriter will reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund.  Each Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading.  Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason.  Decisions to reject or cancel purchase orders (including exchanges) in a Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders.  No Eaton Vance fund has any arrangement to permit market timing. Investments in Tax-Managed Value Fund by ReFlow in connection with the ReFlow liquidity program (which is described under “Investment Objectives & Principal Policies and Risks” above) are not subject to the two round-trips within 90 days limitation.

The following fund share transactions (to the extent permitted by a fund’s prospectus) generally are exempt from the market timing and excessive trading policy described above because they generally do not raise market timing or excessive trading concerns:

•

transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by a Fund (e.g., for failure to meet applicable account minimums);

•

transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

•

transactions made by model-based discretionary advisory accounts; or

•

transactions made by an Eaton Vance fund that is structured as a “fund-of-funds,” provided the transactions are in response to fund inflows and outflows or are part of a reallocation of fund assets in accordance with its investment policies.

It may be difficult for a Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries.  The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund.  Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund.  Such policy may be more or less restrictive than a Fund’s policy.  Although each Fund or the principal underwriter reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified.  Each Fund and the principal underwriter generally rely on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own or Fund policies.  Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Choosing a Share Class. Each Fund offers different classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices due to differences in class expenses.  A share class also may be subject to a sales charge.  In choosing the class of shares that suits your investment needs, you should consider:

•

how long you expect to own your shares;

•

how much you intend to invest; and

•

the total operating expenses associated with owning each class.

Each investor’s considerations are different.  You should speak with your financial intermediary to help you decide which class of shares is best for you.  Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%.  This charge is deducted from the amount you invest.  The Class A sales charge is reduced for purchases of $50,000 or more.  The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below.  Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below.  Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

Class B shares are offered at net asset value with no front-end sales charge, but are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions.  If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC.”  The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below.  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder).  See “CDSC Waivers” under “Sales Charges” below.  Class B shares pay distribution and service fees equal to 1.00% annually of average daily net assets. Class B shares automatically convert to Class A shares eight years after purchase.

Class C shares are offered at net asset value with no front-end sales charge.  If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC.  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets.  Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate market value of all Eaton Vance fund shares held within the purchasing shareholder’s account(s)) is $1 million or more.  Investors considering cumulative purchases of $1 million or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers. Class I shares do not pay distribution or service fees.

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs.  Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary.  Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds.  The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Eaton Vance funds and are compensated for such services by the funds.  As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Sales Charges

Class A Front-End Sales Charge.  Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment.  The current sales charge schedule is:

Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but less than $3,000,000	0.00**	0.00**	TIERED**
$3,000,000 or more	0.00**	0.00**	TIERED**

*

Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**

No sales charge is payable at the time of purchase on investments of $1 million or more.  The principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.75% on amounts of $3 million or more.  A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain employer sponsored retirement plans.

Reducing or Eliminating Class A Sales Charges.  Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention.  To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation.  Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more.  Class A shares of Eaton Vance U.S. Government Money Market Fund cannot be included under the right of accumulation.  Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts.  In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and Individual Retirement Accounts) may be combined for purposes of the right of accumulation.  Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan also may be combined for purposes of the right of accumulation for the plan and its participants.  You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention.  Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges.  Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention.  Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.  A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to employer sponsored retirement plans, and to clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers.   Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional Information.  Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested.  See “Shareholder Account Features” for details.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Contingent Deferred Sales Charge.  Class A, Class B and Class C shares are subject to a CDSC on certain redemptions.  The CDSC generally is paid to the principal underwriter.  Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase.  Class C shares are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase	CDSC

CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption.  Shares acquired through the reinvestment of distributions are exempt from the CDSC.  Redemptions are made first from shares that are not subject to a CDSC.

First or Second	5%
Third	4%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh or following	0%

The sales commission payable to financial intermediaries in connection with sales of Class B and Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and, for Class B and Class C shares, in connection with certain redemptions from employer sponsored retirement plans.  The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature.  After eight years, Class B shares automatically convert to Class A shares.  Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

Distribution and Service Fees. Class A, Class B and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”).  Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually.  Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges.  The principal underwriter compensates financial intermediaries on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares.  After the first year, financial intermediaries also receive 0.75% of the value of Class C shares in annual distribution fees.  Class B and Class C shares also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually.  Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually.  After the sale of shares, the principal underwriter receives the Class A distribution and service fees and the Class B and Class C service fees for one year and thereafter financial intermediaries generally receive 0.25% annually of average daily net assets based on the value of shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries.  Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information.  Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail

Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required.  Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; or transaction requests from an account beneficiary when an account owner is deceased.  You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.).  Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted.  You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

Certain shareholders can redeem by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

By Internet

Certain shareholders can redeem by logging on to the Eaton Vance website at www.eatonvance.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

For Additional Information	Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

The Funds' transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your redemption to be effected at that day’s net asset value.  Your redemption proceeds normally will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.  Payments will be sent by regular mail.  However, if you have given complete written authorization in advance, you may request that the redemption proceeds be wired directly to your bank account.  The bank designated may be any bank in the United States.  The request may be made by calling 1-800-262-1122 or by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address).  Certain redemption requests including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements may require additional documentation and may be redeemed only by mail.  You may be required to pay the costs of such transaction by a Fund or your bank.  No costs are currently charged by a Fund.  However, charges may apply for expedited mail delivery services.  Each Fund may suspend or terminate the expedited payment procedure upon at least 30 days’ notice.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date.  If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days.  If you take no action, your account will be redeemed and the proceeds sent to you.

Meeting Redemptions by Distributing Portfolio Securities. Each Fund generally meets shareholder redemptions in cash, but may, at the request of a redeeming shareholder, meet a redemption in whole or in part by distributing securities withdrawn from the Fund or Portfolio in which it invests, as applicable, and as selected by the investment adviser.   A shareholder who wishes to receive redemption proceeds in kind must notify the Fund on or before submitting the redemption request by calling 1-800-262-1122.  In meeting a redemption in kind, a Fund will distribute readily marketable securities, which will be valued pursuant to

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

the Fund's and Portfolio's valuation procedures.  Redeeming shareholders who receive securities will be responsible for any brokerage charges and other costs incurred in connection with selling the distributed securities and may be exposed to market risk in such securities.  Additional information about redemptions in kind, including the procedures for submitting such redemption requests, is contained in the Funds’ Statement of Additional Information.

Shareholder Account Features

Distributions.  You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends are paid in cash* and capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.*
• Exchange Option

Distributions are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus.  Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

*

If any distribution check remains uncashed for six months, the amount represented by the check will be invested in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested.

Information about the Funds.  From time to time, you may receive the following:

•

Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

•

Periodic account statements, showing recent activity and total share balance.

•

Tax information needed to prepare your income tax returns.

•

Proxy materials, in the event a shareholder vote is required.

•

Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically.  For more information please go to www.eatonvance.com/edelivery.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics.  A description of these policies and procedures is provided below and additionally in the Statement of Additional Information.  Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q.  Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov).  The most recent fiscal quarter-end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com).  Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end except for Tax-Managed Small-Cap Fund and Portfolio which post calendar quarter-end holdings approximately two months after such quarter end.   Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Eaton Vance website approximately ten business days after the period and each Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan.  You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan.  Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance.  Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege.  You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund.  For purposes of exchanges among Eaton Vance funds, Class A and Class I shares are deemed to be the same as Investor Class and Institutional Class shares, respectively, of other Eaton Vance funds. Exchanges are made at net asset value.  If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate.  For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Any class of shares of a fund may be

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied.

Before exchanging, you should read the prospectus of the new fund carefully.  Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus.  If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122.  Periodic automatic exchanges are also available.  The exchange privilege may be changed or discontinued at any time.  You will receive at least 60 days’ notice of any material change to the privilege.  This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason.  For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.” Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Reinvestment Privilege.  If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeemed from, provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase.  Reinvestment requests must be in writing.  At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege.  If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions.  You can redeem or (if permitted) exchange shares by telephone as described in this Prospectus.  In addition, certain transactions may be conducted through the Eaton Vance website.  The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information).  As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions.  You may decline the telephone redemption option on the account application.  Telephone instructions are recorded.

“Street Name” Accounts.  If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments.  Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information.  You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with a Fund and certain features may be subject to different requirements.  If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer.

Procedures for Opening New Accounts.  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations.  When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number.  You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases.  Other information or documents may be required to open accounts for corporations and other entities.  Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above.  If a person fails to provide the information requested, any application by that person to open a new account will be rejected.  Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities.  If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined.  If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.  Each Fund has also designated an anti-money laundering compliance officer.

Account Questions.  If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Additional Tax Information

While each Fund attempts to minimize taxable distributions, there can be no assurance that taxable distributions can be avoided.  Distributions of investment income (other than qualified dividend income, which is described below) and net realized short-term capital gains are taxable as ordinary income.  For individual shareholders, distributions of qualified dividend income (subject to certain conditions) and net gains from investments held for more than one year are taxable at long-term capital gains rates.  Different classes may generally distribute different amounts.  Taxes on distributions of capital gains are determined by how long a Portfolio or Tax-Managed Global Dividend Income Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in a Fund.  Tax-Managed Global Dividend Income Fund intends to pay distributions monthly and to distribute any net realized capital gains at least annually.  Each other Fund expects to pay any required distributions annually.  Distributions are taxable whether paid in cash or reinvested in additional Fund shares.

Distributions of investment income paid by a Fund as derived from “qualified dividend income” are taxed in the hands of individual shareholders at the rates applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels.

The unearned income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax.  For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly).  Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities.  Net investment income is reduced by deductions “properly allocable” to this income.

Investors who purchase shares at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed, will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution.  Certain distributions paid in January (if any) may be taxable to shareholders as if received on December 31 of the prior year.  A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) which may decrease a Fund’s yield on such securities.  These taxes may be reduced or eliminated under the terms of an applicable tax treaty.  Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Portfolios or Tax-Managed Global Dividend Income Fund.  In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions.

A Fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Certain foreign entities may be subject to a 30% withholding tax on dividend income paid and, after December 31, 2016, on redemption proceeds paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to the Fund. For more detailed information regarding FATCA withholding and compliance, please refer to the Statement of Additional Information.

Shareholders should consult with their tax advisors concerning the applicability of federal, state, local and other taxes to an investment.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the period(s) indicated.  Certain information in the tables reflects the financial results for a single Fund share.  The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions at net asset value).  This information (except for the six months ended April 30, 2015) has been audited by Deloitte & Touche LLP, an independent registered public accounting firm.  The reports of Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

	Eaton Vance Tax-Managed Equity Asset Allocation Fund
	Six Months Ended April 30,			Year Ended October 31,
	2015 (Unaudited)			2014			2013
	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C
Net asset value - Beginning of period	$18.060	$17.050	$16.900	$16.930	$16.010	$15.900	$14.230	$13.460	$13.410
Income (Loss) From Operations
Net investment income (loss)(1)	$0.054	$(0.011)	$(0.011)	$0.121	$(0.004)	$(0.008)	$0.119	$0.010	$0.005
Net realized and unrealized gain	0.557	0.535	0.526	1.768	1.665	1.659	3.408	3.237	3.209
Total income from operations	$0.611	$0.524	$0.515	$1.889	$1.661	$1.651	$3.527	$3.247	$3.214
Less Distributions
From net investment income	$(0.104)	$—	$—	$(0.100)	$—	$—	$(0.135)	$(0.005)	$(0.032)
From net realized gain	(0.907)	(0.884)	(0.885)	(0.659)	(0.621)	(0.651)	(0.692)	(0.692)	(0.692)
Total distributions	$(1.011)	$(0.884)	$(0.885)	$(0.759)	$(0.621)	$(0.651)	$(0.827)	$(0.697)	$(0.724)
Net asset value - End of period	$17.660	$16.690	$16.530	$18.060	$17.050	$16.900	$16.930	$16.010	$15.900
Total Return(2)	3.46%(15)	3.13%(15)	3.11%(15)	11.48%	10.63%	10.65%	26.30%	25.36%	25.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$264,907	$9,291	$177,208	$263,319	$11,189	$176,815	$243,134	$15,558	$168,924
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.32%(14)	2.07%(14)	2.07%(14)	1.33%	2.08%	2.08%	1.36%	2.11%	2.11%
Net investment income (loss)	0.61%(14)	(0.13)%(14)	(0.13)% (14)	0.70%	(0.03)%	(0.05)%	0.78%	0.07%	0.04%
Portfolio Turnover of the Fund(5)	1%(15)	1%(15)	1%(15)	1%	1%	1%	2%	2%	2%

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

	Eaton Vance Tax-Managed Equity Asset Allocation Fund
	Year Ended October 31,
	2012			2011			2010
	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C
Net asset value - Beginning of year	$12.770	$12.130	$12.070	$12.350	$11.790	$11.740	$11.030	$10.540	$10.500
Income (Loss) From Operations
Net investment income (loss)(1)	$0.103	$0.001	$0.001	$0.067	$(0.030)	$(0.031)	$0.032	$(0.053)	$(0.053)
Net realized and unrealized gain	1.409	1.329	1.339	0.379	0.370	0.361	1.392	1.325	1.323
Total income from operations	$1.512	$1.330	$1.340	$0.446	$0.340	$0.330	$1.424	$1.272	$1.270
Less Distributions
From net investment income	$(0.052)	$—	$—	$(0.026)	$—	$—	$(0.104)	$(0.022)	$(0.030)
Total distributions	$(0.052)	$—	$—	$(0.026)	$—	$—	$(0.104)	$(0.022)	$(0.030)
Net asset value - End of year	$14.230	$13.460	$13.410	$12.770	$12.130	$12.070	$12.350	$11.790	$11.740
Total Return(2)	11.81%	10.96%	11.10%	3.61%	2.88%	2.81%	12.95%	12.07%	12.11%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$213,244	$19,055	$148,716	$220,256	$29,592	$157,808	$252,522	$46,862	$181,613
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.36%	2.11%	2.11%	1.37%	2.12%	2.12%	1.41%	2.16%	2.16%
Net investment income (loss)	0.76%	0.01%	0.01%	0.51%	(0.24)%	(0.24)%	0.27%	(0.47)%	(0.48)%
Portfolio Turnover of the Fund(5)	0%(6)	0%(6)	0%(6)	12%	12%	12%	0%(6)	0%(6)	0%(6)

(See footnotes on last page.)

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Financial Highlights (continued)

	Eaton Vance Tax-Managed Global Dividend Income Fund
	Six Months Ended April 30,				Year Ended October 31,
	2015 (Unaudited)				2014
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of period	$11.580	$11.550	$11.550	$11.590	$11.070	$11.040	$11.040	$11.070
Income (Loss) From Operations
Net investment income(1)(7)	$0.228	$0.176	$0.185	$0.243	$0.479	$0.411	$0.391	$0.486
Net realized and unrealized gain	0.190	0.198	0.190	0.190	0.463	0.443	0.464	0.495
Total income from operations	$0.418	$0.374	$0.375	$0.433	$0.942	$0.854	$0.855	$0.981
Less Distributions
From net investment income	$(0.228)	$(0.184)	$(0.185)	$(0.243)	$(0.432)	$(0.344)	$(0.345)	$(0.461)
Total distributions	$(0.228)	$(0.184)	$(0.185)	$(0.243)	$(0.432)	$(0.344)	$(0.345)	$(0.461)
Net asset value - End of period	$11.770	$11.740	$11.740	$11.780	$11.580	$11.550	$11.550	$11.590
Total Return(2)	3.66%(15)	3.27%(15)	3.28%(15)	3.78%(15)	8.61%	7.80%	7.81%	8.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$465,850	$24,142	$323,153	$116,907	$472,354	$30,065	$331,088	$115,900
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.17%(14)	1.92%(14)	1.92%(14)	0.92%(14)	1.17%	1.92%	1.92%	0.92%
Net investment income(7)	3.98%(14)	3.08%(14)	3.22%(14)	4.23%(14)	4.17%	3.59%	3.41%	4.23%
Portfolio Turnover	59%(15)	59%(15)	59%(15)	59%(15)	118%	118%	118%	118%

(See footnotes on last page.)

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

	Eaton Vance Tax-Managed Global Dividend Income Fund
	Year Ended October 31,
	2013				2012
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$9.780	$9.760	$9.760	$9.790	$9.290	$9.270	$9.270	$9.300
Income (Loss) From Operations
Net investment income(1)	$0.463	$0.388	$0.386	$0.494	$0.465(7)	$0.393(7)	$0.394(7)	$0.493(7)
Net realized and unrealized gain (loss)	1.259	1.246	1.249	1.244	0.503	0.503	0.503	0.498
Total income from operations	$1.722	$1.634	$1.635	$1.738	$0.968	$0.896	$0.897	$0.991
Less Distributions
From net investment income	$(0.432)	$(0.354)	$(0.355)	$(0.458)	$(0.478)	$(0.406)	$(0.407)	$(0.501)
Total distributions	$(0.432)	$(0.354)	$(0.355)	$(0.458)	$(0.478)	$(0.406)	$(0.407)	$(0.501)
Net asset value - End of year	$11.070	$11.040	$11.040	$11.070	$9.780	$9.760	$9.760	$9.790
Total Return(2)	18.01%	17.05%	17.06%	18.18%	10.74%	9.93%	9.93%	11.01%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$496,308	$42,660	$343,199	$100,152	$490,142	$51,492	$338,461	$87,556
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.18%	1.93%	1.93%	0.93%	1.18%	1.93%	1.93%	0.93%
Net investment income(7)	4.48%	3.76%	3.74%	4.77%	4.92%	4.18%	4.18%	5.21%
Portfolio Turnover	85%	85%	85%	85%	82%	82%	82%	82%

(See footnotes on last page.)

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Financial Highlights (continued)

	Eaton Vance Tax-Managed Global Dividend Income Fund
	Year Ended October 31,
	2011				2010
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$9.660	$9.640	$9.640	$9.660	$9.050	$9.030	$9.030	$9.050
Income (Loss) From Operations
Net investment income(1)	$0.550	$0.479	$0.477	$0.573	$0.494	$0.424	$0.423	$0.518
Net realized and unrealized gain	(0.397)	(0.399)	(0.397)	(0.385)	0.644	0.645	0.646	0.643
Total loss from operations	$0.153	$0.080	$0.080	$0.188	$1.138	$1.069	$1.069	$1.161
Less Distributions
From net investment income	$(0.523)	$(0.450)	$(0.450)	$(0.548)	$(0.528)	$(0.459)	$(0.459)	$(0.551)
Total distributions	$(0.523)	$(0.450)	$(0.450)	$(0.548)	$(0.528)	$(0.459)	$(0.459)	$(0.551)
Net asset value - End of year	$9.290	$9.270	$9.270	$9.300	$9.660	$9.640	$9.640	$9.660
Total Return(2)	1.52%	0.75%	0.76%	1.88%	12.99%	12.18%	12.18%	13.27%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$546,679	$67,749	$371,066	$86,428	$648,656	$85,354	$442,969	$57,160
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.17%	1.92%	1.92%	0.93%	1.19%	1.94%	1.94%	0.94%
Net investment income	5.65%	4.93%	4.92%	5.91%	5.34%	4.59%	4.58%	5.63%
Portfolio Turnover	101%	101%	101%	101%	127%	127%	127%	127%

(See footnotes on last page.)

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Financial Highlights (continued)

	Eaton Vance Tax-Managed Global Small-Cap Fund
	Six Months Ended April 30,			Year Ended October 31,
	2015 (Unaudited)			2014			2013
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of period	$18.810	$16.520	$19.100	$19.150	$17.180	$19.360	$15.320	$13.940	$15.440
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.036)	$(0.088)	$(0.014)	$(0.087)	$(0.198)	$(0.048)	$(0.007)	$(0.119)	$0.093
Net realized and unrealized gain	0.039	0.031	0.027	1.843	1.634	1.884	4.881	4.403	4.871
Total income from operations	$0.003	$(0.057)	$0.013	$1.756	$1.436	$1.836	$4.874	$4.284	$4.964
Less Distributions
From net realized gain	$(1.463)	$(1.463)	$(1.463)	$(2.096)	$(2.096)	$(2.096)	$(1.044)	$(1.044)	$(1.044)
Total distributions	$(1.463)	$(1.463)	$(1.463)	$(2.096)	$(2.096)	$(2.096)	$(1.044)	$(1.044)	$(1.044)
Net asset value - End of period	$17.350	$15.000	$17.650	$18.810	$16.520	$19.100	$19.150	$17.180	$19.360
Total Return(2)	0.17%(15)	(0.26)% (15)	0.22%(15)	10.13%	9.35%	10.47%	33.83%	32.89%	34.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,641	$10,135	$5,155	$28,317	$10,076	$4,968	$31,504	$9,644	$2,487
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(12)	1.45%(14)	2.20%(14)	1.20%(14)	1.45%	2.20%	1.20%	1.45%	2.20%	1.20%
Net investment income (loss)	(0.41)% (14)	(1.15)% (14)	(0.16)% (14)	(0.47)%	(1.22)%	(0.26)%	(0.04)%	(0.79)%	0.57%
Portfolio Turnover of the Portfolio	23%(15)	23%(15)	23%(15)	48%	48%	48%	72%	72%	72%

(See footnotes on last page.)

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Financial Highlights (continued)

	Eaton Vance Tax-Managed Global Small-Cap Fund
	Year Ended October 31,
	2012			2011			2010
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$14.770	$13.590	$14.850	$14.210	$13.220	$14.250	$12.000	$11.250	$12.000
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.021)	$(0.122)	$0.014	$(0.023)(13)	$(0.123)(13)	$0.008(13)	$(0.043)	$(0.133)	$(0.011)
Net realized and unrealized gain	1.100	1.001	1.105	1.298	1.208	1.307	2.253	2.103	2.261
Total income (loss) from operations	$1.079	$0.879	$1.119	$1.275	$1.085	$1.315	$2.210	$1.970	$2.250
Less Distributions
From net realized gain	$(0.529)	$(0.529)	$(0.529)	$(0.715)	$(0.715)	$(0.715)	$—	$—	$—
Total distributions	$(0.529)	$(0.529)	$(0.529)	$(0.715)	$(0.715)	$(0.715)	$—	$—	$—
Net asset value - End of year	$15.320	$13.940	$15.440	$14.770	$13.590	$14.850	$14.210	$13.220	$14.250
Total Return(2)	7.51%	6.67%	7.75%	8.94%	8.14%	9.20%	18.42%	17.51%	18.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,824	$6,944	$5,573	$24,119	$7,351	$3,354	$25,448	$7,312	$1,444
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(12)	1.45%	2.20%	1.20%	1.59%	2.34%	1.34%	1.65%	2.40%	1.40%
Net investment income (loss)	(0.14)%	(0.89)%	0.10%	(0.15)%(13)	(0.90)%(13)	(0.05)%(13)	(0.32)%	(1.06)%	(0.08)%
Portfolio Turnover of the Portfolio	55%	55%	55%	66%	66%	66%	51%	51%	51%

(See footnotes on last page.)

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Financial Highlights (continued)

	Eaton Vance Tax-Managed Multi-Cap Growth Fund
	Six Months Ended April 30,			Year Ended October 31,
	2015 (Unaudited)			2014
	Class A	Class B	Class C	Class A	Class B	Class C
Net asset value - Beginning of period	$19.620	$17.420	$17.450	$17.850	$15.970	$16.000
Income (Loss) From Operations
Net investment loss(1)	$(0.054)	$(0.114)	$(0.115)	$(0.126)	$(0.237)	$(0.238)
Net realized and unrealized gain	1.324	1.184	1.175	1.896	1.687	1.688
Total income from operations	$1.270	$1.070	$1.060	$1.770	$1.450	$1.450
Net asset value - End of period	$20.890	$18.490	$18.510	$19.620	$17.420	$17.450
Total Return(2)	6.47%(15)	6.14%(15)	6.08%(15)	9.92%	9.08%	9.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,500	$1,977	$20,658	$43,667	$2,477	$19,902
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(8)	1.40%(14)	2.15%(14)	2.15%(14)	1.40%	2.15%	2.15%
Net investment loss	(0.54)% (14)	(1.28)% (14)	(1.29)% (14)	(0.67)%	(1.42)%	(1.42)%
Portfolio Turnover of the Portfolio	5%(15)	5%(15)	5%(15)	29%	29%	29%

(See footnotes on last page.)

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Financial Highlights (continued)

	Eaton Vance Tax-Managed Multi-Cap Growth Fund
	Year Ended October 31,
	2013			2012
	Class A	Class B	Class C	Class A	Class B	Class C
Net asset value - Beginning of year	$13.900	$12.530	$12.550	$12.740	$11.570	$11.580
Income (Loss) From Operations
Net investment loss(1)	$(0.086)	$(0.182)	$(0.181)	$(0.111)	$(0.189)	$(0.194)
Net realized and unrealized gain	4.036	3.622	3.631	1.271	1.149	1.164
Total income from operations	$3.950	$3.440	$3.450	$1.160	$0.960	$0.970
Net asset value - End of year	$17.850	$15.970	$16.000	$13.900	$12.530	$12.550
Total Return(2)	28.42%	27.45%	27.49%	9.11%	8.30%	8.38%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,895	$2,831	$18,081	$36,579	$2,334	$15,549
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.43%(8)	2.18%(8)	2.18%(8)	1.50%	2.26%	2.25%
Net investment loss	(0.56)%	(1.32)%	(1.31)%	(0.81)%	(1.54)%	(1.57)%
Portfolio Turnover of the Portfolio	68%	68%	68%	83%	83%	83%

(See footnotes on last page.)

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Financial Highlights (continued)

	Eaton Vance Tax-Managed Multi-Cap Growth Fund
	Year Ended October 31,
	2011			2010
	Class A	Class B	Class C	Class A	Class B	Class C
Net asset value - Beginning of year	$11.810	$10.810	$10.830	$10.500	$9.680	$9.690
Income (Loss) From Operations
Net investment loss(1)	$(0.084)(9)	$(0.164)(9)	$(0.166)(9)	$(0.081)(10)	$(0.151)(10)	$(0.153)(10)
Net realized and unrealized gain	1.014	0.924	0.916	1.391	1.281	1.293
Total income from operations	$0.930	$0.760	$0.750	$1.310	$1.130	$1.140
Net asset value - End of year	$12.740	$11.570	$11.580	$11.810	$10.810	$10.830
Total Return(2)	7.78%	7.03%	6.93%	12.57%	11.67%	11.76%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$38,582	$3,340	$16,069	$43,627	$4,940	$18,185
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.48%	2.23%	2.23%	1.47%	2.22%	2.22%
Net investment loss	(0.65)%(9)	(1.38)%(9)	(1.39)%(9)	(0.70)%(10)	(1.43)%(10)	(1.45)%(10)
Portfolio Turnover of the Portfolio	139%	139%	139%	200%	200%	200%

(See footnotes on last page.)

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Financial Highlights (continued)

	Eaton Vance Tax-Managed Small-Cap Fund
	Six Months Ended April 30,				Year Ended October 31,
	2015 (Unaudited)				2014
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of period	$24.010	$21.130	$21.040	$24.330	$22.380	$19.840	$19.760	$22.620
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.002)	$(0.079)	$(0.080)	$0.025	$(0.075)	$(0.219)	$(0.219)	$(0.020)
Net realized and unrealized gain	0.978	0.855	0.856	0.991	1.705	1.509	1.499	1.730
Total income from operations	$0.976	$0.776	$0.776	$1.016	$1.630	$1.290	$1.280	$1.710
Less Distributions
From net realized gain	$(0.456)	$(0.456)	$(0.456)	$(0.456)	$—	$—	$—	$—
Total distributions	$(0.456)	$(0.456)	$(0.456)	$(0.456)	$—	$—	$—	$—
Net asset value - End of period	$24.530	$21.450	$21.360	$24.890	$24.010	$21.130	$21.040	$24.330
Total Return(2)	4.11%(15)	3.72%(15)	3.73%(15)	4.22%(15)	7.33%	6.50%	6.53%	7.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,183	$923	$24,199	$23,179	$70,315	$1,078	$23,936	$14,452
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.18%(14)	1.93%(14)	1.93%(14)	0.93%(14)	1.19%	1.95%	1.94%	0.94%
Net investment income (loss)	(0.01)% (14)	(0.74)% (14)	(0.76)% (14)	0.20%(14)	(0.32)%	(1.07)%	(1.07)%	(0.09)%
Portfolio Turnover of the Portfolio	30%(15)	30%(15)	30%(15)	30%(15)	58%	58%	58%	58%

	Eaton Vance Tax-Managed Small-Cap Fund
	Year Ended October 31,
	2013				2012
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$16.930	$15.120	$15.060	$17.060	$15.340	$13.800	$13.750	$15.420
Income (Loss) From Operations
Net investment loss(1)	$(0.001)	$(0.125)	$(0.130)	$0.049	$(0.048)	$(0.151)	$(0.154)	$(0.013)
Net realized and unrealized gain	5.451	4.845	4.830	5.511	1.638	1.471	1.464	1.653
Total income from operations	$5.450	$4.720	$4.700	$5.560	$1.590	$1.320	$1.310	$1.640
Net asset value - End of year	$22.380	$19.840	$19.760	$22.620	$16.930	$15.120	$15.060	$17.060
Total Return(2)	32.21%	31.22%	31.23%	32.53%	10.30%	9.57%	9.45%	10.64%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$71,056	$1,562	$24,075	$11,324	$64,346	$1,625	$20,732	$10,931
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.27%	2.02%	2.02%	1.02%	1.25%	2.00%	2.00%	1.00%
Net investment loss	(0.00)%(11)	(0.73)%	(0.76)%	0.25%	(0.30)%	(1.04)%	(1.06)%	(0.08)%
Portfolio Turnover of the Portfolio	39%	39%	39%	39%	57%	57%	57%	57%

(See footnotes on last page.)

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Financial Highlights (continued)

	Eaton Vance Tax-Managed Small-Cap Fund
	Year Ended October 31,
	2011				2010
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$14.640	$13.270	$13.220	$14.680	$11.710	$10.700	$10.660	$11.710
Income (Loss) From Operations
Net investment loss(1)	$(0.110)	$(0.209)	$(0.209)	$(0.068)	$(0.113)	$(0.194)	$(0.194)	$(0.081)
Net realized and unrealized gain	0.810	0.739	0.739	0.808	3.043	2.764	2.754	3.051
Total income from operations	$0.700	$0.530	$0.530	$0.740	$2.930	$2.570	$2.560	$2.970
Net asset value - End of year	$15.340	$13.800	$13.750	$15.420	$14.640	$13.270	$13.220	$14.680
Total Return(2)	4.78%	3.99%	4.01%	5.04%	25.02%	24.02%	24.02%	25.36%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$87,192	$2,660	$22,593	$11,692	$97,524	$3,899	$26,016	$7,971
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.23%	1.98%	1.98%	0.98%	1.28%	2.03%	2.03%	1.03%
Net investment loss	(0.67)%	(1.41)%	(1.42)%	(0.41)%	(0.84)%	(1.59)%	(1.59)%	(0.59)%
Portfolio Turnover of the Portfolio	89%	89%	89%	89%	114%	114%	114%	114%

(See footnotes on last page.)

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Financial Highlights (continued)

	Eaton Vance Tax-Managed Value Fund
	Six Months Ended April 30,			Year Ended October 31,
	2015 (Unaudited)			2014			2013
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of period	$24.960	$24.030	$24.920	$22.470	$21.680	$22.440	$18.460	$17.830	$18.450
Income (Loss) From Operations
Net investment income(1)	$0.151	$0.061	$0.178	$0.306	$0.123	$0.353	$0.258	$0.100	$0.312
Net realized and unrealized gain	0.327	0.315	0.313	3.217	3.108	3.216	4.120	4.002	4.113
Total income from operations	$0.478	$0.376	$0.491	$3.523	$3.231	$3.569	$4.378	$4.102	$4.425
Less Distributions
From net investment income	$(0.268)	$(0.096)	$(0.331)	$(0.134)	$—	$(0.190)	$(0.368)	$(0.252)	$(0.435)
From net realized gain	(1.820)	(1.820)	(1.820)	(0.899)	(0.881)	(0.899)	—	—	—
Total distributions	$(2.088)	$(1.916)	$(2.151)	$(1.033)	$(0.881)	$(1.089)	$(0.368)	$(0.252)	$(0.435)
Net asset value - End of period	$23.350	$22.490	$23.260	$24.960	$24.030	$24.920	$22.470	$21.680	$22.440
Total Return(2)	2.07%(15)	1.69%(15)	2.18%(15)	16.33%	15.44%	16.60%	24.19%	23.33%	24.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$361,684	$157,511	$97,643	$371,714	$159,572	$100,746	$374,746	$147,863	$145,314
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.20%(14)	1.95%(14)	0.95%(14)	1.21%	1.96%	0.96%	1.24%	1.99%	0.99%
Net investment income	1.29%(14)	0.54%(14)	1.52%(14)	1.29%	0.54%	1.50%	1.28%	0.51%	1.55%
Portfolio Turnover of the Portfolio	32%(15)	32%(15)	32%(15)	19%	19%	19%	10%	10%	10%

(See footnotes on next page.)

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Financial Highlights (continued)

	Eaton Vance Tax-Managed Value Fund
	Year Ended October 31,
	2012			2011			2010
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$16.280	$15.720	$16.280	$15.910	$15.370	$15.910	$14.760	$14.260	$14.750
Income (Loss) From Operations
Net investment income(1)	$0.246	$0.109	$0.295	$0.193	$0.067	$0.234	$0.137	$0.020	$0.173
Net realized and unrealized gain	2.179	2.112	2.167	0.306	0.284	0.305	1.190	1.158	1.198
Total income from operations	$2.425	$2.221	$2.462	$0.499	$0.351	$0.539	$1.327	$1.178	$1.371
Less Distributions
From net investment income	$(0.245)	$(0.111)	$(0.292)	$(0.129)	$(0.001)	$(0.169)	$(0.177)	$(0.068)	$(0.211)
Total distributions	$(0.245)	$(0.111)	$(0.292)	$(0.129)	$(0.001)	$(0.169)	$(0.177)	$(0.068)	$(0.211)
Net asset value - End of year	$18.460	$17.830	$18.450	$16.280	$15.720	$16.280	$15.910	$15.370	$15.910
Total Return(2)	15.14%	14.23%	15.41%	3.11%	2.28%	3.36%	9.00%	8.27%	9.31%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$394,414	$133,614	$213,919	$702,929	$139,686	$490,893	$785,050	$171,693	$840,923
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.20%	1.95%	0.96%	1.17%	1.92%	0.92%	1.16%	1.91%	0.91%
Net investment income	1.43%	0.65%	1.73%	1.16%	0.41%	1.39%	0.88%	0.13%	1.11%
Portfolio Turnover of the Portfolio	38%	38%	38%	40%	40%	40%	35%	35%	35%

(1)

Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.

(3)

Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)

Amount is less than 0.5%.

(7)

Net investment income per share reflects special dividends which amounted to $0.248%, $0.086 and $0.059 per share Class A shares for the years ended October 31, 2014, 2013 and 2012, respectively.  Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.01%, 3.65% and 4.30% for Class A shares for the years ended October 31, 2014, 2013 and 2012, respectively.  Net investment income per share reflects special dividends which amounted to $0.260, $0.086 and $0.059 per share Class B shares for the fiscal years ended October 31, 2014, 2013 and 2012, respectively.  Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.32%, 2.93%% and 3.55% for Class B shares for the years ended October 31, 2014, 2013 and 2012, respectively.  Net investment income per share reflects special dividends which amounted to $0.247, $0.085 and $0.059 per share Class C shares for the fiscal years ended October 31, 2014, 2013 and 2012, respectively.  Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.26%, 2.91%% and 3.55% for Class C shares for the years ended October 31, 2014, 2013 and 2012, respectively.  Net investment income per share reflects special dividends which amounted to $0.233, $0.086 and $0.059 per share Class I shares for the fiscal years ended October 31, 2014, 2013 and 2012, respectively.  Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.20%, 3.93%% and 4.58% for Class I shares for the years ended October 31, 2014, 2013 and 2012, respectively.

(8)

The administrator subsidized certain operating expenses (equal to 0.01%, 0.02% and 0.09% of average daily net assets for the six months ended April 30, 2015 and for the years ended October 31, 2014 and 2013, respectively). Absent this subsidy, total return would have been lower.

(9)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.027, $0.026 and $0.025 per share for Class A, Class B and Class C shares, respectively.  Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.85)%, (1.60)% and (1.60)% for Class A, Class B and Class C shares, respectively.

(10)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.011, $0.010 and $0.010 per share for Class A, Class B and Class C shares, respectively.  Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.81)%, (1.54)% and (1.56)% for Class A, Class B and Class C shares, respectively.

(11)

Amount is less than (0.005)%.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

(12)

The administrator subsidized certain operating expenses of each class (except Class I of Tax-Managed Small-Cap Value Fund) (equal to 0.24%, 0.54%, 0.55%, 0.46% and 0.37% of average daily net assets for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively).  Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser of the Portfolio.  Absent the subsidy, total return would be lower.

(13)

Net investment income (loss) per share includes special dividends allocated from the Portfolio which amounted to $0.024, $0.021 and $0.022 per share for Class A,  Class C and Class I shares, respectively.  Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.31)%, (1.05)% and (0.09)% for Class A, Class C and Class I shares, respectively.

(14)

Annualized.

(15)

Not annualized.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Further Information about the Portfolios

When investing in Tax-Managed Portfolios, Tax-Managed Equity Asset Allocation Fund usually invests its assets in Tax-Managed Growth Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Value Portfolio. As such, shareholders will be subject to the investment strategies of the Portfolios. The investment objective(s) and principal strategies of Tax-Managed Growth Portfolio and Tax-Managed International Equity Portfolio, which are not included in this Prospectus, are described below. The Portfolios may employ other types of strategies and invest in other types of securities that are not described below.

Tax-Managed Growth Portfolio.  The Portfolio invests primarily in common stocks of growth companies that are considered by the investment adviser to be high in quality and attractive in their long-term investment prospects.  The Portfolio seeks to invest primarily in established companies with characteristics of above average growth, predictability and stability.  The Portfolio employs a “growth at a reasonable price” investing style, seeking to acquire companies that the portfolio managers believe are reasonably priced in relation to their fundamental value.  The Portfolio invests in a broadly diversified selection of equity securities and Portfolio holdings will represent a number of different industries.  Although it invests primarily in U.S. companies, the Portfolio may invest up to 25% of assets in foreign securities, some of which may be located in emerging market countries.  As an alternative to holding foreign stocks directly, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks).  Under normal conditions, stocks generally are acquired with the expectation of being held for the long-term, often five years or more.

Under its investment advisory agreement with the Portfolio, BMR receives a monthly investment advisory fee equal to 0.625% annually of the average daily net assets of the Portfolio up to $500 million.  The investment advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets for the Month	Annual Fee Rate* (for each level)	For the fiscal year ended December 31, 2014, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.45%.
$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

*

Pursuant to a fee reduction agreement effective April 23, 2007.

Lewis R. Piantedosi, Michael A. Allison and Yana S. Barton act as portfolio managers of the Portfolio.  Mr. Piantedosi became portfolio manager of the Portfolio on May 1, 2006.  Mr. Allison and Ms. Barton became portfolio managers of the Portfolio on March 1, 2008.  Messrs. Piantedosi and Allison and Ms. Barton are Vice Presidents of Eaton Vance and BMR and have been managing Eaton Vance portfolios for five years or more.  Each portfolio manager has been employed by Eaton Vance for more than five years.

Tax-Managed International Equity Portfolio.  Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity securities (the “80% Policy”). The Portfolio invests primarily in companies domiciled in developed markets outside of the United States, including securities trading in the form of depositary receipts. The Portfolio invests primarily in common stocks of companies domiciled in countries represented in the MSCI Europe, Australasia, Far East (“MSCI EAFE”) Index. The MSCI EAFE Index is an unmanaged index of approximately 900 companies located in twenty-one countries. The Portfolio may invest in securities issued by companies with a broad range of market capitalizations, including smaller companies. The Portfolio intends to invest in not less than five different countries and more than 25% of the Portfolio’s total assets may be denominated in any single currency.  The Portfolio may engage in derivative transactions and expects to use derivatives primarily to attempt to mitigate the adverse effects of foreign currency fluctuations during the period between the purchase of a security and its settlement, through the use of forward foreign currency exchange contracts. There is no stated limit on the Portfolio’s use of derivatives.  The Portfolio may also invest in other pooled investment vehicles (including exchange-traded funds (“ETFs”) and other affiliated and unaffiliated mutual funds to the extent permitted by the Investment Company Act of 1940) and may lend its securities.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

Under its investment advisory agreement with Tax-Managed International Equity Portfolio, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate* (for each level)
Up to $500 million	0.750%
$500 million but less than $1 billion	0.725%
$1 billion but less than $2.5 billion	0.700%
$2.5 billion but less than $5 billion	0.680%
$5 billion and over	0.665%

*

Pursuant to a fee reduction agreement effective May 1, 2012.

Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Parametric Portfolio Associates LLC (“Parametric”), a registered investment adviser and majority-owned subsidiary of Eaton Vance Corp.  Parametric is located at 1918 Eighth Avenue, Suite 3100, Seattle, WA  98101.  BMR pays Parametric a portion of the advisory fee for sub-advisory services provided to the Portfolio.  For the fiscal year ended October 31, 2014, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio was 0.75%.

The Portfolio is managed by a team of portfolio managers from Parametric. The members of the team are Paul W. Bouchey and Thomas Seto. Mr. Seto has been a portfolio manager of the Portfolio since May 2012 and Mr. Bouchey has been a portfolio manager of the Portfolio since June 2014. Mr. Seto is Head of Investment Management at Parametric’s Seattle Investment Center and has been employed by Parametric for more than five years. Mr. Bouchey is Chief Investment Officer at Parametric’s Seattle Investment Center and has been employed by Parametric for more than five years.  Each portfolio manager manages other Eaton Vance funds.

Eaton Vance Tax-Managed Funds

Prospectus dated March 1, 2015 as revised December 4, 2015

More Information

About the Funds:  More information is available in the Statement of Additional Information.  The Statement of Additional Information is incorporated by reference into this Prospectus.  Additional information about each Fund’s and Portfolio’s investments is available in the annual and semiannual reports to shareholders.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year.  You may obtain free copies of the Statement of Additional Information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA  02110
1-800-262-1122
website: www.eatonvance.com

You will find and may copy information about each Fund (including the Statement of Additional Information and shareholder reports):  at the SEC’s public reference room in Washington, DC (call 1-800-732-0330 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s website (www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Shareholder Inquiries:  You can obtain more information from Eaton Vance Shareholder Services or the Fund transfer agent, BNY Mellon Investment Servicing (US) Inc.  If you own shares and would like to add to, redeem or change your account, please write or call below:

Regular Mailing Address: Eaton Vance Funds P.O. Box 9653 Providence, RI 02940-9653	Overnight Mailing Address: Eaton Vance Funds 4400 Computer Drive Westborough, MA 01581	Phone Number: 1-800-262-1122 Monday – Friday 8:30 a.m. – 5:30 p.m. ET

The Funds' Investment Company Act No. is 811-04015.
1243 12.4.15	© 2015 Eaton Vance Management